[LOGO](SM)
                                                                      CONSECO(R)










                                                              CONSECO FUND GROUP

                                                              ------------------
                                                              1998 ANNUAL REPORT
                                                              ------------------

                                                                      In a word,
                                                         it's about performance.




   CONSECO FIXED INCOME FUND * CONSECO HIGH YIELD FUND * CONSECO CONVERTIBLE SECURITIES FUND * CONSECO BALANCED FUND * CONSECO EQUITY FUND * CONSECO 20 FUND

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS



Message from the President ................................................   1

Conseco Fund Group ........................................................   2

Our Investment Advisor ....................................................   3

Statement of Assets and Liabilities as of December 31, 1998 ...............   4

Statement of Operations for the year ended December 31, 1998, except for the Conseco Convertible Securities Fund which is for the period from commencement of operations (September 28, 1998)
through December 31, 1998. ................................................   5

Statement  of Changes in Net Assets for years ended
December 31, 1998 and 1997, except for the Conseco Convertible
Securities Fund which is for the period from commencement of
operations (September 28, 1998) through December 31, 1998. ................   6

CONSECO FIXED INCOME FUND
     PORTFOLIO MANAGER'S REVIEW ...........................................   8
     STATEMENT OF INVESTMENTS IN SECURITIES AS OF DECEMBER 31, 1998 .......  10

CONSECO HIGH YIELD FUND
     PORTFOLIO MANAGER'S REVIEW ...........................................  14
     STATEMENT OF INVESTMENTS IN SECURITIES AS OF DECEMBER 31, 1998 .......  16

CONSECO CONVERTIBLE SECURITIES FUND
     PORTFOLIO MANAGER'S REVIEW ...........................................  20
     STATEMENT OF INVESTMENTS IN SECURITIES AS OF DECEMBER 31, 1998 .......  22

CONSECO BALANCED FUND
     PORTFOLIO MANAGER'S REVIEW ...........................................  24
     STATEMENT OF INVESTMENTS IN SECURITIES AS OF DECEMBER 31, 1998 .......  26

CONSECO EQUITY FUND
     PORTFOLIO MANAGER'S REVIEW ...........................................  30
     STATEMENT OF INVESTMENTS IN SECURITIES AS OF DECEMBER 31, 1998 .......  32

CONSECO 20 FUND
     PORTFOLIO MANAGER'S REVIEW ...........................................  34
     STATEMENT OF INVESTMENTS IN SECURITIES AS OF DECEMBER 31, 1998 .......  36

Notes to Financial Statements .............................................  37

Report of Independent Accountants .........................................  52

Board of Trustees and Fund Service Providers ..............................  53


     This report is for the information of Conseco Fund Group shareholders. It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus which contains more
              complete information, including charges and expenses.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
THE PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Fellow Shareholder:

     During 1998, investors took quite a wild, historic roller coaster ride -- one that will be remembered with mixed feelings, if not hatred, by many for quite some time.

     America's financial market foundations were rigorously tested by foreign and domestic events. Weathering a continuous series of financial shock waves, the market displayed resilience and stamina and bolted to record-setting stock appreciation levels. The Dow hit a record 9,374 before settling down and finishing at 9,181, while the bond market saw the 30-year U.S.Treasury almost reach a 17 percent return.

     While the S&P 500 posted a return of 28.6 percent, and large-cap stocks maintained lofty valuations, the average NYSE and NASDAQ stocks finished down from earlier highs -- mid-cap and small-cap stocks lagged far behind in performance. From our view, the overvalued, large-cap equity market is running out of steam and you'll see the long-enjoyed run-up of the S&P 500 index funds come to an end in 1999. Consequently, you can expect an increasingly volatile equities market to emerge in 1999. This scenario favors our proprietary, bottom-up, research-driven, total-return style which focuses on mid-cap stocks. Working within this methodology, our portfolio managers are very disciplined buyers, sellers -- and holders. This investment style has helped us avoid the pitfalls of real estate, long-term capital, derivatives and foreign-influenced junk bonds.

     Corporate bonds, mortgage-backed securities and other fixed-income sectors lagged behind the 30-year Treasury. In fact, this is the first time since 1994 that corporate bonds underperformed comparable government bonds. Going into 1999, corporate bond prices are relatively cheap, creating opportunities for our fixed income investing style.

     Although this was a tumultuous year, our funds performed admirably. The Conseco Fixed Income Fund (Class A shares)* wrested a 7.57 percent return. The Conseco Balanced Fund (Class A shares)* returned 12.45 percent, while the Conseco Equity Fund (Class A shares)* returned 16.11 percent. The Conseco 20 Fund (Class A shares),* introduced in January, achieved a robust 28 percent return. Debuting in late September, the Conseco Convertible Securities Fund (Class A shares)* returned 12.28 percent in the fourth quarter. The Conseco High Yield Fund (Class A shares)* returned 6.56 percent. The Fund was recognized as Morningstar's Featured Rookie Fund and outperformed the competition to occupy the #3 position in the Wall Street Journal and U.S. News & World Report's "1998 Best Funds."

     In a volatile world of rapidly shifting opportunities demanding split-second timing, we embrace the dynamics of a rapidly changing marketplace. Within this arena, our disciplined, seamlessly integrated team of traders, analysts and portfolio managers strive together to reach one goal -- to help you reach your investment objectives through a diversified array of performance-driven fixed income and equity mutual funds. We're looking forward to taking that step with you in 1999.




Maxwell E. Bublitz, CFA
President & Chief Executive Officer
CONSECO CAPITAL MANAGEMENT, INC.



----------------------------------------------------------
* TOTAL RETURN DOES NOT REFLECT SALES LOAD DEDUCTION.

CONSECO FUND GROUP
--------------------------------------------------------------------------------
     Formed in late 1996, the CONSECO FUND GROUP (CFG) is headquartered in Carmel, IN, and distributed through Conseco Equity Sales, Inc., a wholly-owned subsidiary of Conseco, Inc. Shareholder investments in CFG's family of funds are managed by Conseco Capital Management, Inc. As of December 31, 1998, CFG's shareholders had purchased slightly more than $305.7 million in the funds.

     A registered, open-end investment management company, CFG currently offers a family of six actively-managed mutual funds. Each fund represents a separate portfolio of stock and bond investments and offers four classes of shares: Class A, Class B, Class C and Class Y.

     Over the course of a year, the management team visits some 15,000 companies annually and conducts weekly evaluations of some 9,000 companies.

     Combining investigative skills with imagination, the managers focus primarily on more accessible, mid-sized companies. When on-site, they endeavor to immerse themselves in a target company's culture, philosophy and objectives. Warehouse visits, off-line discussions with workers, careful review of financial ledgers and management expertise, as well as probing conversations with company executives all contribute to building a well-rounded profile of the company and its growth prospects.

     During 1997, CFG launched three mutual funds:

                  CONSECO FIXED INCOME FUND (COFAX)
                      SEARCHING FOR CAPITAL GROWTH AND CURRENT INCOME

                  CONSECO BALANCED FUND* (COAAX)
                      SEARCHING FOR INCOME CONSISTENT WITH CAPITAL PRESERVATION

                  CONSECO EQUITY FUND (CEYAX)
                      SEARCHING FOR HIGH EQUITY AND TOTAL RETURN

     In 1998, CFG added three additional mutual funds:

                  CONSECO CONVERTIBLE SECURITIES FUND (CCSAX)
                      SEARCHING FOR CURRENT INCOME AND CAPITAL APPRECIATION

                  CONSECO HIGH YIELD FUND (CHYAX)
                      SEARCHING FOR HIGH INCOME AND CAPITAL APPRECIATION

                  CONSECO 20 FUND (CTWAX)
                      SEARCHING FOR GROWTH THROUGH A PORTFOLIO OF "BEST IDEAS"

     For more information on how the CFG family of funds can help you meet your financial objectives, please ask your financial consultant, or call us toll-free at 800-986-3394. Also, you can now visit us on the Internet at our web site at WWW.CONSECOFUNDS.COM.








-------------------------------------------------------------------------------
* NAME CHANGED IN 1998. ORIGINALLY REGISTERED AND LISTED AS, "CONSECO ASSET ALLOCATION FUND"

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
OUR INVESTMENT ADVISOR
--------------------------------------------------------------------------------
     CONSECO CAPITAL MANAGEMENT, INC. ("CCM") is a wholly-owned subsidiary of and the principal investment advisor for Conseco, Inc., a publicly-held, financial services organization that represents one of the most dramatic corporate success stories in recent business history.

     Since going public in 1985 with $103 million in assets and a mission to build value for customers and shareholders, Conseco, Inc. has become one of the top-performing companies listed on the New York Stock Exchange (trading symbol:
CNC). Today, Conseco, Inc. ranks among the best in both the Fortune 500 and the S&P 500 in terms of shareholder return which has averaged 52.3 percent since inception.

     Formed in 1988, CCM has supported the success of Conseco, Inc. by maximizing returns on invested capital, making it possible to pursue growth and retain principal without undue risk.

     Additionally, at the close of 1998, CCM had $35.3 billion in taxable and tax-exempt assets under management for:

                      o     Public and corporate pension plans
                      o     Insurance companies
                      o     Endowments
                      o     Foundations
                      o     Taft-Hartley funds
                      o     Hospitals
                      o     Religious organizations
                      o     Private individuals


     During the past 10 years, CCM has produced a competitive, long-term investment performance track record and a strong service track record for a wide range of clients. CCM's record can be credited to four factors:

                      o     Intensive independent research

                      o     Disciplined investment process that
                            tightly integrates research, trading,
                            portfolio management and analytics

                      o     Sharply focused and seamless
                            organizational structure that generates
                            timely decisions

                      o Swiftness in capturing, and creating, investment opportunity


     For more information on CCM, please call Tom Meyers, senior vice president at (317) 817-2700, or contact him via e-mail at THOMAS_MEYERS@CONSECO.COM. Also, feel free to write him at Conseco Capital Management, Inc., 11825 N. Pennsylvania St., Carmel, IN 46032.

================================================================================
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998

                                                CONSECO       CONSECO        CONSECO
                                                 FIXED         HIGH        CONVERTIBLE     CONSECO        CONSECO       CONSECO
                                                INCOME         YIELD       SECURITIES     BALANCED        EQUITY          20
                                                 FUND          FUND           FUND          FUND           FUND          FUND
===================================================================================================================================
ASSETS:
  Investments at value (cost: $47,906,395;
    $44,134,527; $24,581,078, $29,152,725;
    $72,736,293, $37,245,645,
    respectively) .........................    $48,170,887   $43,208,282    $27,125,475   $31,801,973    $88,468,672   $45,026,244
  Interest and dividends receivable .......        597,735       875,765        149,552       210,692         20,390        19,208
  Receivable for securities sold ..........        497,530            --             --       346,421      1,747,267       571,395
  Receivable for shares sold ..............        146,674     1,366,362             --        51,537        896,125        45,629
  Receivable from Conseco, Inc.,
    and subsidiaries ......................        119,355            --             --       109,985             --            --
  Cash ....................................         42,241            --      1,000,372       611,441        467,785       346,729
  Organization costs ......................         56,828        99,931             --        56,828         56,828        99,930
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets ........................     49,631,250    45,550,340     28,275,399    33,188,877     91,657,067    46,109,135
===================================================================================================================================
LIABILITIES AND NET ASSETS:
  Payable to Conseco, Inc., and subsidiaries            --        55,588         58,102            --        521,315       209,823
  Accrued expenses and payables ...........         69,768        84,810         16,936        49,876        146,326        11,535
  Distributions payable ...................        421,577       165,096         78,907        83,674         12,003            --

  Payable for shares redeemed                      398,471       852,711             --        31,230             --            --
  Payable for securities purchased ........        496,025            --        507,000       324,324      1,707,824     1,618,647
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities ...................      1,385,841     1,158,205        660,945       489,104      2,387,468     1,840,005
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets ..........................    $48,245,409   $44,392,135    $27,614,454   $32,699,773    $89,269,599   $44,269,130
===================================================================================================================================
Net assets consist of:
  Paid-in capital .........................    $47,955,081   $46,295,684    $25,003,724   $30,806,276    $73,840,946   $37,996,876
  Accumulated undistributed net
    investment income (loss) ..............         39,008        11,376          1,424            --          3,044            --
  Accumulated undistributed net
    realized gains (losses) on investments.        (13,172)     (988,680)        64,909      (755,751)      (306,770)   (1,508,345)
  Net unrealized appreciation (depreciation)
    on investments.........................        264,492      (926,245)     2,544,397     2,649,248     15,732,379     7,780,599
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets ..........................    $48,245,409   $44,392,135    $27,614,454   $32,699,773    $89,269,599   $44,269,130
===================================================================================================================================
Net asset value, redemption price and offering
  price per share:
  Class A Shares:
    Shares outstanding ....................      3,005,603     2,821,079      2,511,147     2,229,409      2,087,655     2,643,793
    Net assets ............................    $30,683,950   $28,198,558    $27,610,625   $26,063,979    $26,202,633   $33,844,615
    Net asset value and redemption
      price per share .....................         $10.21        $10.00         $11.00        $11.69         $12.55        $12.80
    Maximum sales charge per share
      (5.75 percent of public offering price;
      5.00 percent of public offering price
      for the Conseco Fixed Income Fund) ..           0.54          0.61           0.67          0.71           0.77          0.78
    Maximum offering price per share ......         $10.75        $10.61         $11.67        $12.40         $13.32        $13.58
-----------------------------------------------------------------------------------------------------------------------------------
  Class B Shares:
    Shares outstanding ....................        256,890     1,130,792            116       112,115        131,030       572,211
    Net assets ............................    $ 2,618,891   $11,271,310    $     1,276    $1,301,146    $ 1,634,491    $7,270,352
    Net asset value, redemption price and
      offering price per share (Note 1) ...         $10.19         $9.97         $11.00        $11.61         $12.47        $12.71
-----------------------------------------------------------------------------------------------------------------------------------
  Class C Shares:
    Shares outstanding ....................         52,700       370,362            116       102,592         49,140       233,843
    Net assets ............................    $   539,333    $3,684,808    $     1,276    $1,196,716    $   616,146    $2,981,825
    Net asset value, redemption price and
    offering price per share (Note 1) .....         $10.23         $9.95         $11.00        $11.66         $12.54        $12.75
-----------------------------------------------------------------------------------------------------------------------------------
  Class Y Shares:
    Shares outstanding ....................      1,405,531       123,466            116       352,157      4,801,089        13,596
    Net assets ............................    $14,403,235    $1,237,459    $     1,277    $4,137,932    $60,816,329      $172,338
    Net asset value and offering
      price per share .....................         $10.25        $10.02         $11.00        $11.75         $12.67        $12.68

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

                                                CONSECO       CONSECO        CONSECO
                                                 FIXED         HIGH        CONVERTIBLE     CONSECO        CONSECO       CONSECO
                                                INCOME         YIELD       SECURITIES     BALANCED        EQUITY          20
                                                 FUND          FUND           FUND          FUND           FUND          FUND
                                               ---------     ---------    ------------    ---------      --------      ---------
                                                                          PERIOD ENDED
                                                 1998          1998          1998(A)        1998           1998          1998
===================================================================================================================================
Investment income:

  Interest ...............................     $2,160,766    $1,879,340     $  292,460     $  760,272   $   382,439    $  145,465
  Dividends (net of $101, $829 and $350
    in foreign taxes withheld in the
    Conseco Balanced,
    Conseco Equity and
    Conseco 20 Funds, respectively) ......          8,978        28,349         57,058        194,224       706,110       216,468
-----------------------------------------------------------------------------------------------------------------------------------
      Total investment income ............      2,169,744     1,907,689        349,518        954,496     1,088,549       361,933
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees ...............        146,274       145,966         55,482        166,164       534,249       166,646
  Transfer agent fee .....................         99,946        88,827         22,560        104,431       146,659        91,441
  Reports--printing ......................         11,837        10,250          2,350          9,447        58,203        12,640
  Administration fee .....................         65,007        41,707         13,055         47,477       152,515        47,614
  Audit fees .............................         16,490         6,875          1,410         14,339        61,183        11,894
  Director fees and expenses .............         15,927         7,265            940         15,927        15,926         7,265
  Legal fees .............................         25,682         8,250          2,820         23,402        66,436        11,505
  Amortization of organization costs .....         18,892        17,386             --         18,892        18,892        17,386
  Insurance ..............................         10,000         9,974          2,585         10,001        10,001         9,974
  Custody fees ...........................         13,672         7,595          3,290         28,865        36,027        11,501
  Distribution and service fees ..........        119,272       125,878         32,638         88,823        93,453       138,100
  Registration and filing fees ...........         28,324         7,597          2,162         17,544        38,054         7,327
  Other ..................................          1,001           997            282          1,001         1,004           997
-----------------------------------------------------------------------------------------------------------------------------------
      Total expenses .....................        572,324       478,567        139,574        546,313     1,232,602       534,290
===================================================================================================================================
Less expense reductions--fees waived
  and/or charged to subsidiaries of
  Conseco, Inc. (Note 3) .................       (258,035)     (165,005)       (38,398)      (219,425)     (375,909)      (98,505)
-----------------------------------------------------------------------------------------------------------------------------------
      Net expenses .......................        314,289       313,562        101,176        326,888       856,693       435,785
-----------------------------------------------------------------------------------------------------------------------------------
      Net investment income (loss) .......      1,855,455     1,594,127        248,342        627,608       231,856       (73,852)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gains (losses) on
  sales of investments ...................        457,334      (988,680)        66,433       (744,651)     (204,222)   (1,508,345)
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on investments...........        (31,519)     (926,245)     2,544,397      2,078,143    10,904,206     7,780,599
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on investments.................        425,815    (1,914,925)     2,610,830      1,333,492    10,699,984     6,272,254
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations ........................     $2,281,270     ($320,798)    $2,859,172     $1,961,100   $10,931,840    $6,198,402
===================================================================================================================================

(a) For the period from commencement of operations (September 28, 1998) through December 31, 1998.

   The accompanying notes are an integral part of these financial statements.

================================================================================
                       STATEMENTS OF CHANGES IN NET ASSETS
                     YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                                            CONSECO
                                                        CONSECO              CONSECO      CONVERTIBLE              CONSECO
                                                     FIXED INCOME          HIGH YIELD     SECURITIES              BALANCED
                                                         FUND                 FUND           FUND                   FUND
                                              --------------------------- ------------ ----------------  --------------------------
                                                                                          PERIOD ENDED
                                                 1998           1997          1998           1998(a)        1998          1997
===================================================================================================================================
Operations:
  Net investment income ..................    $ 1,855,455   $ 1,068,505    $ 1,594,127    $   248,342   $   627,608   $   319,054
  Net realized gains (losses) on
    sales of investments .................        457,334       317,897       (988,680)        66,433      (744,651)      994,075
  Net change in unrealized appreciation
    (depreciation) on investments.........        (31,519)      296,011       (926,245)     2,544,397     2,078,143       571,105
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from operations .........      2,281,270     1,682,413       (320,798)     2,859,172     1,961,100     1,884,234
-----------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A shares .........................       (984,919)      (14,860)    (1,211,452)      (246,886)     (451,549)      (15,040)
-----------------------------------------------------------------------------------------------------------------------------------
  Class B shares .........................        (37,011)           --       (268,669)           (10)      (12,843)           --
  Class C shares .........................         (7,683)           --        (76,775)           (10)      (15,657)           --
  Class Y shares .........................       (797,817)   (1,044,618)       (25,855)           (12)     (155,142)     (297,498)
-----------------------------------------------------------------------------------------------------------------------------------
    Total dividends to shareholders
      from net investment income..........     (1,827,430)   (1,059,478)    (1,582,751)      (246,918)     (635,191)     (312,538)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders of net capital gains:
  Class A shares .........................       (295,438)       (1,949)            --         (1,524)      (12,693)      (66,425)
  Class B shares .........................        (25,160)           --             --             --          (892)           --
  Class C shares .........................         (5,012)           --             --             --        (3,007)           --
  Class Y shares .........................       (181,165)     (277,723)            --             --      (134,519)     (787,639)
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders
      of net capital gains................       (506,775)     (279,672)            --         (1,524)     (151,111)     (854,064)
-----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
  Net proceeds from sales of shares ......     44,590,036    22,099,349     48,519,084     25,003,691    33,119,398    12,406,174
  Net asset value of shares issued from
    reinvestment of dividends and
    distributions.........................        819,112       437,535        174,888             33       374,761       118,954
  Cost of shares redeemed ................    (19,140,030)     (884,271)    (2,398,388)            --   (15,081,839)     (163,455)
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets from
      capital share transactions..........     26,269,118    21,652,613     46,295,584     25,003,724    18,412,320    12,361,673
-----------------------------------------------------------------------------------------------------------------------------------
    Total increase in net assets .........     26,216,183    21,995,876     44,392,035     27,614,454    19,587,118    13,079,305
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, beginning of period ..........     22,029,226        33,350            100             --    13,112,655        33,350
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ................    $48,245,409   $22,029,226    $44,392,135    $27,614,454   $32,699,773   $13,112,655
===================================================================================================================================
Share data:
Class A shares:
  Sold ...................................      3,207,908        14,325      2,949,647      2,511,147     2,162,683       100,694
  Issued in reinvestment of dividends
    and distributions ....................          2,354           144         11,701             --        22,097           293
  Redeemed ...............................       (219,807)         (989)      (140,279)            --       (55,558)       (2,468)
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase .......................      2,990,455        13,480      2,821,069      2,511,147     2,129,222        98,519
-----------------------------------------------------------------------------------------------------------------------------------
Class B shares:
  Sold ...................................        258,916            --      1,165,361            115       115,703            --
  Issued in reinvestment of dividends
    and distributions ....................            770            --          3,746              1           431            --
  Redeemed ...............................         (2,796)           --        (38,315)            --        (4,019)           --
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase .......................        256,890            --      1,130,792            116       112,115            --
-----------------------------------------------------------------------------------------------------------------------------------
Class C shares:
  Sold ...................................         69,325            --        370,869            115       122,271            --
  Issued in reinvestment of dividends
    and distributions ....................            202            --          1,497              1           819            --
  Redeemed ...............................        (16,827)           --         (2,004)            --       (20,498)           --
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase .......................         52,700            --        370,362            116       102,592            --
-----------------------------------------------------------------------------------------------------------------------------------
Class Y shares:
Sold .....................................        801,557     2,195,219        180,732            115       433,884     1,115,405
Issued in reinvestment of dividends
    and distributions ....................         76,368        43,371             91              1         9,493        11,424
Redeemed .................................     (1,626,721)      (85,930)       (57,357)            --    (1,207,918)      (11,798)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) ..................       (748,796)    2,152,660        123,466            116      (764,541)    1,115,031
===================================================================================================================================
(a) For the period from commencement of operations (September 28, 1998) through December 31, 1998.

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================
                STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                            CONSECO                      CONSECO
                                                                            EQUITY                         20
                                                                             FUND                         FUND
                                                              ----------------------------------      -------------
                                                                  1998                1997                1998
====================================================================================================================
Operations:
  Net investment income (loss) ...............................$   231,856          $     4,831            ($73,852)
  Net realized gains (losses) on
    sales of investments .....................................   (204,222)           8,301,910          (1,508,345)
  Net change in unrealized appreciation
    (depreciation) on investments............................. 10,904,206            4,828,172           7,780,599
--------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from operations ............................. 10,931,840           13,134,913           6,198,402
--------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A shares .............................................    (17,399)                  --                  --
  Class B shares .............................................       (518)                  --                  --
  Class C shares .............................................       (138)                  --                  --
  Class Y shares .............................................   (215,587)                  --                  --
--------------------------------------------------------------------------------------------------------------------
    Total dividends to shareholders
      from net investment income .............................   (233,642)                  --                  --
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders of net capital gains:
  Class A shares .............................................   (139,921)            (497,491)                 --
  Class B shares .............................................     (5,654)                  --                  --
  Class C shares .............................................     (1,943)                  --                  --
  Class Y shares ............................................. (1,619,165)          (6,140,284)                 --
--------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders
      of net capital gains.................................... (1,766,683)          (6,637,775)                 --
--------------------------------------------------------------------------------------------------------------------
Capital share transactions:
  Net proceeds from sales of shares .......................... 39,144,673           65,432,881          39,115,808
  Net asset value of shares issued from
    reinvestment of dividends and
    distributions ............................................  1,456,528                   --                  --
  Cost of shares redeemed ....................................(25,473,746)          (6,752,740)         (1,045,180)
--------------------------------------------------------------------------------------------------------------------
    Net increase in net assets from
      capital share transactions.............................. 15,127,455           58,680,141          38,070,628
--------------------------------------------------------------------------------------------------------------------
    Total increase in net assets ............................. 24,058,970           65,177,279          44,269,030
--------------------------------------------------------------------------------------------------------------------
Net assets, beginning of period .............................. 65,210,629               33,350                 100
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ....................................$89,269,599          $65,210,629         $44,269,130
====================================================================================================================
Share data:
  Class A shares:
--------------------------------------------------------------------------------------------------------------------
  Sold .......................................................  1,805,294              455,408           2,669,274
  Issued in reinvestment of dividends
    and distributions ........................................      8,911                   --                  --
  Redeemed ...................................................   (167,079)             (16,547)            (25,491)
--------------------------------------------------------------------------------------------------------------------
      Net increase ...........................................  1,647,126              438,861           2,643,783
--------------------------------------------------------------------------------------------------------------------
Class B shares:
  Sold .......................................................    136,877                   --             611,056
  Issued in reinvestment of dividends
    and distributions.........................................        231                   --                  --
  Redeemed ...................................................     (6,078)                  --             (38,845)
--------------------------------------------------------------------------------------------------------------------
      Net increase ...........................................    131,030                   --             572,211
--------------------------------------------------------------------------------------------------------------------
Class C shares:
  Sold .......................................................     55,670                   --             247,100
  Issued in reinvestment of dividends
    and distributions.........................................          4                   --                  --
  Redeemed ...................................................     (6,534)                  --             (13,257)
--------------------------------------------------------------------------------------------------------------------
      Net increase ...........................................     49,140                   --             233,843
--------------------------------------------------------------------------------------------------------------------
Class Y shares:
  Sold .......................................................  1,233,846            5,992,638              31,701
  Issued in reinvestment of dividends
    and distributions.........................................    103,755                   --                  --
  Redeemed ................................................... (1,955,498)            (575,320)            (18,105)
--------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) ................................   (617,897)           5,417,318              13,596
====================================================================================================================

   The accompanying notes are an integral part of these financial statements.

PORTFOLIO MANAGER'S REVIEW
CONSECO FIXED INCOME FUND
--------------------------------------------------------------------------------
     Investing in securities we perceive to be undervalued based upon our proprietary research is central to Conseco Capital Management's fixed income investment style. As a result, our portfolio of high-quality, intermediate-term bonds tends to overweight the corporate sector and underweight investment in United States Treasuries while providing returns comparable to long-term bonds.
     Consequently, a significant challenge to our management approach emerged during 1998 in the form of unprecedented volatility in the financial markets, particularly the corporate bond arena.
     While the first and second quarters were characterized by a relatively calm treasury market and generally declining interest rates, corporate bond issues were extremely heavy -- causing pressure on the spreads, or the yield premium over treasuries.
     In contrast, the third quarter was characterized by an eruption of a huge, widening spread, forcing investors to reevaluate the required risk premium across all quality, maturity and sectors.

     A BOND MARKET NOT SEEN IN EIGHT YEARS

     Concurrently, a global financial crisis rooted in Japan's struggling economy culminated in Russia defaulting on its bonds in August. In late September, at the Fed's urging, a consortium of brokerage firms bailed out Long Term Capital Management, a highly leveraged hedge fund with heavy overseas investments, to the tune of $3.5 billion.
     These combined events resulted in virtually all fixed income sectors under-performing, with the exception of U.S. Treasury bonds. The world's financial markets tend to move towards extremes and the third quarter saw a bond market move to spread levels not seen in eight years.
     All totaled,  at year-end your fund (Class A shares)* returned a reasonable
7.57 percent.

     FEDERAL RESERVE BOARD'S IMPACT

     The fourth quarter experienced a welcomed spread contraction, thanks to the Federal Reserve Board's three successive 25 basis point cuts in short-term interest rates. Liquidity came back to the corporate bond market after several new issue deals -- led by the Associates Corp. (A2/A) -- were well received. The result was over $30 billion in high grade debt bond issues in November, the largest single month all year. However, the corporate bond market remains a two-tiered market with the top-tier issuers achieving substantially more liquidity.
     In many regards, the events which forced a revaluation of risk in our fixed income markets this year have not disappeared. Some foreign economies -- Japan, Korea and Thailand -- are showing improvement. Other economies -- Brazil and China specifically -- remain under the microscope. Early in 1999, Brazil already has devalued its currency and there is speculation that China may follow. These actions may significantly impact world financial markets and ultimately the U.S. economy.
     At the end of 1998, investors saw U.S. stock prices soaring and hitting new records, calling into question the valuation and rationality of our stock market. What does this mean for our investment strategy as we maneuver our way through 1999?


---------------------------------------------------------
* TOTAL RETURN DOES NOT REFLECT SALES LOAD DEDUCTION.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
--------------------------------------------------------------------------------
     MARKET OVERREACTED

     First, while the market has totally revalued risk, we believe it has overreacted -- as markets sometimes do. Consequently, our portfolio structure will remain fairly consistent with the fourth quarter of 1998 and we'll continue to emphasize the corporate and MBS/ABS sectors.
     Second, we do not foresee a near future spike in interest rates. We do see a slowing in the global economy coupled with a potentially gradual slowing of the U.S. economy. These events will help put a ceiling on interest rates.

     LOOKING FORWARD TO SEIZING OPPORTUNITIES

     Finally, we are encouraged that we will find more investment opportunities in this market. Based on our proprietary research, we believe companies such as Sprint (Baa1/A-), Worldcom (Baa2/BBB+), Illinova (Baa3/BBB-) and Union Planters Bank (Baa1/BBB) offer excellent relative value in this type of market.
     Moving forward into the new year and the new millenium, we earnestly believe our bottom-up, research-driven, total-return investment style positions the fund to take full advantage of the opportunities available in the 1999 market.




Gregory J. Hahn, CFA
Senior Vice President
Portfolio Manager
CONSECO CAPITAL MANAGEMENT, INC.


      [The following table represents a line chart in the printed report.]

                  Conseco Fixed Income Fund            Lehman Brother
                           Class A                   Aggregate Bond Index

1/2/97                     9.497                           10.000
12/31/97                  10.320                           10.965
12/31/98                  11.1                             11.919



                               AVERAGE TOTAL RETURN
                             -------------------------
                              1 YEAR  SINCE INCEPTION
                             -------------------------
Class A (INCEPTION 1/2/97)     2.19%           11.00%
Class B (INCEPTION 3/20/98)      n/a           -0.22%
Class C (INCEPTION 3/5/98)       n/a            5.38%
Class Y (INCEPTION 1/2/97)     8.32%           18.27%

---------------------------------
CLASS A SHARE PERFORMANCE REFLECTS THE DEDUCTION OF THE MAXIMUM SALES LOAD FROM THE INITIAL $10,000 INVESTMENT. CLASS B AND C SHARE PERFORMANCE REFLECTS THE DEDUCTION OF EACH CLASS'S RESPECTIVE MAXIMUM CONTINGENT DEFERRED SALES LOAD. AVERAGE TOTAL RETURN IS PROVIDED IN ACCORDANCE WITH SEC GUIDELINES FOR COMPARATIVE PURPOSES AND REFLECTS CERTAIN VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS THROUGH APRIL 30, 1999. IF THE WAIVERS WERE NOT IN PLACE, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

================================================================================
                            CONSECO FIXED INCOME FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                DECEMBER 31, 1998

  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------

CORPORATE BONDS (50.68% of total investments) (a)

APPAREL AND OTHER FINISHED PRODUCTS (.51%)
     250,000   Tommy Hilfiger Corporation,
                 6.500%, due 06/01/2003                $246,712
                                                  -------------

AUTO REPAIR AND PARKING (1.93%)
     200,000   Amerco-MTN, 7.440%,
                 due 10/02/2006                         213,057
     100,000   Amerco-MTN, 6.710%,
                 due 10/15/2008                         103,888
     575,000   Amerco-MTN, 7.470%,
                 due 01/15/2027                         612,529
                                                  -------------
                                                        929,474
                                                  -------------

BUSINESS SERVICES (.31%)
     250,000   Pinnacle Holdings, Inc.,
                 0.000%, due 03/15/2008                 146,875
                                                  -------------
CHEMICALS AND ALLIED PRODUCTS (.64%)
     300,000   Smith International, Inc.,
                 7.000%, due 09/15/2007                 307,525
                                                  -------------

COMMUNICATIONS BY PHONE, TELEVISION,
RADIO, CABLE (10.00%)
     100,000   Cable and Wireless
                 Communications PLC,
                 6.625%, due 03/06/2005                 101,080
     400,000   CSC Holdings, Inc.,
                 7.250%, due 07/15/2008                 401,720
     350,000   Lenfest Communications, Inc.,
                 10.500%, due 06/15/2006                411,250
     468,000   News America Holdings, Inc.
                 8.625,% due 02/01/2003                 515,650
     300,000   SK Telecom Co., Ltd.,
                 7.750%, due 04/29/2004                 269,441
     800,000   Sprint Capital Corporation,
                 6.875%, due 11/15/2028                 833,392
     300,000   Telecommunications, Inc.,
                 9.800%, due 02/01/2012                 401,258
     250,000   Telecommunications, Inc.,
                 10.125%, due 04/15/2022                355,878
     450,000   US West Cap Funding Inc.,
                 6.875%, due 07/15/2028                 482,222
     250,000   Viacom, Inc., 7.750%,
                 due 06/01/2005                         273,327
     500,000   Viacom, Inc., 8.250%,
                 due 08/01/2022                         521,250
     250,000   Worldcom, Inc., 6.125%,
                 due 08/15/2001                         254,342
                                                  -------------
                                                      4,820,810
                                                  -------------

DEPOSITORY INSTITUTIONS (4.90%)
     250,000   Korea Development Bank,
                 6.250%, due 05/01/2000                 239,746
     100,000   Mellon Financial Co.,
                 5.750%, due 11/15/2003                 100,691
     250,000   St. Paul Bancorp,
                 7.125%, due 02/15/2004                 261,490
     750,000   Union Planters Bank,
                 National Association,
                 6.500%, due 03/15/2008                 764,446
   1,000,000   U.S. Bank NA, 5.700%,
                 due 12/15/2008                         994,781
                                                  -------------
                                                      2,361,154
                                                  -------------

EATING AND DRINKING PLACES (.42%)
     200,000   MARRIOTT INTERNATIONAL,
                 6.625%, DUE 11/15/2003 (b)
                 COST - $199,616;
                 ACQUIRED - 11/10/1998                  199,961
                                                  -------------

ELECTRIC, GAS, WATER, COGENERATION,
SANITARY SERVICES (5.65%)
     500,000   AEP Resources Inc.,
                 6.500%, due 12/01/2003 (b)
                 Cost - $505,215;
                 Acquired - 12/15/1998                  504,039
     500,000   Illinova Corporation,
                 7.125%, due 02/01/2004                 516,034
     500,000   MCN Investment Corporation,
                 6.350%, due 04/02/2012                 504,439
     250,000   Southwest Gas Company,
                 9.750%, due 06/15/2002                 279,043
     500,000   USA Waste Services, Inc.,
                 6.125%, due 07/15/2001                 506,091
     400,000   Waste Management, Inc.,
                 6.625%, due 07/15/2002                 412,343
                                                  -------------
                                                      2,721,989
                                                  -------------

FOOD AND KINDRED PRODUCTS (1.03%)
     500,000   Nabisco, Inc.,
                 6.000%, due 02/15/2001                 497,721
                                                  -------------

FOOD STORES (2.91%)
   1,000,000   Kroger Co.,
                 6.000%, due 07/01/2000               1,004,206
     400,000   Safeway, Inc., 5.750%,
                 due 11/15/2000                         401,196
                                                  -------------
                                                      1,405,402
                                                  -------------

GENERAL MERCHANDISE STORES (.74%)
     350,000   Shopko Stores, Inc.,
                 6.500%, Due 08/15/2003                 358,142
                                                  -------------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================
                            CONSECO FIXED INCOME FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                DECEMBER 31, 1998

  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------

HEALTH SERVICES (.52%)
     250,000   HEALTHSOUTH Corporation,
                 7.000%, due 06/15/2008               $ 248,359
                                                  -------------

HOTELS, OTHER LODGING PLACES (1.04%)
     500,000   HMH Properties, Inc.,
                 8.450%, due 12/01/2008                 502,500
                                                  -------------

INSURANCE COMPANIES (3.13%)
    300,000    Delphi Financial, 8.000%,
                 due 10/01/2003                         308,952
    200,000    Delphi Funding LLC
                 9.310%, due 03/25/2027                 224,465
    500,000    Farmers Exchange Capital,
                 7.050%, due 07/15/2028 (b)
                 Cost - $498,720;
                 Acquired - 07/08/1998                  504,627
    200,000    Horace Mann Educators,
                 6.625%, due 01/15/2006                 209,494
    250,000    Terra Nova Insurance
                 (UK) Holdings PLC, 7.000%,
                 due 05/15/2008                         257,574
                                                  -------------
                                                      1,505,112
                                                  -------------

LUMBER AND WOOD PRODUCTS,
EXCEPT FURNITURE (1.52%)
     700,000     West Fraser Mill,
                   7.250%, due 09/15/2002 (b)
                   Cost - $695,920;
                   Acquired - 01/06/1997
                   and 04/30/1997                       731,090
                                                  -------------

MISCELLANEOUS RETAIL (.22%)
     100,000   Michaels Stores, Inc.,
                 10.875%, due 06/15/2006                104,750
                                                  -------------

NON-DEPOSITORY CREDIT INSTITUTIONS (1.70%)
     500,000   General Motors Acceptance
                 Corporation, 7.125%,
                 due 05/01/2001                         516,900
     300,000   Key Bank USA, National
                 Association, Banknote 6.500%,
                 due 10/15/2027                         303,856
                                                  -------------
                                                        820,756
                                                  -------------
OIL AND GAS EXTRACTION (4.31%)
     200,000   Cerro Negro Finance, Ltd.,
                 Series B, 7.900%,
                 due 12/01/2020 (b)
                 Cost - $194,464;
                 Acquired - 06/16/1998                  156,000
     500,000   ENSCO International, Inc.,
                 7.200%, due 11/15/2027                 507,893
     450,000   NGC Corporation, Series B,
                 8.316%, due 06/01/2027               $ 460,684
     500,000   Occidental Petroleum,
                 Corporation, 6.750%,
                 due 11/15/2002                         502,776
     150,000   Vastar Resources, Inc.,
                 6.000%, due 04/20/2000                 150,259
     300,000   Williams Holdings of
                 Delaware, Inc., 6.500%,
                 due 12/01/2008                         297,222
                                                  -------------
                                                      2,074,834
                                                  -------------

PAPER AND ALLIED PRODUCTS (.22%)
     100,000   Westvaco Corporation,
                 10.300%, due 01/15/2019                106,237
                                                  -------------

PETROLEUM REFINING (1.67%)
     278,000   Pennzoil Company,
                 9.625%, due 11/15/1999                 284,717
     400,000   Pennzoil Company,
                 10.625%, due 06/01/2001                399,438
     100,000   USX Corporation,
                 9.375%, due 02/15/2012                 122,265
                                                  -------------
                                                        806,420
                                                  -------------

REAL ESTATE OPERATORS, AGENTS, MANAGERS (.45%)
     200,000   Corporate Property Investment
                 9.000%, due 03/15/2002 (b)
                 Cost - $219,360;
                 Acquired - 03/17/1998                  217,014
                                                  -------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.89%)
     400,000   Chelsea GCA Realty
                 Partnership, L.P., 7.250%,
                 due 10/21/2007                         364,533
     300,000   Colonial Realty Limited
                 Partnership, 7.000%,
                 due 07/14/2007                         287,578
     250,000   EOP Operating Limited
                 Partnership, 6.763%,
                 due 06/15/2007                         246,798
    500,000    Simon Debartolo Group, L.P.,
                 6.750%, due 06/15/2005                 492,027
                                                  -------------
                                                      1,390,936
                                                  -------------

SECURITY AND COMMODITY BROKERS (3.35%)
     550,000   Lehman Brothers Holdings Inc.,
                 6.330%, due 08/01/2000                 550,375
     300,000   Lehman Brothers Holdings Inc.,
                 6.625%, due 12/27/2002                 300,422
     400,000   Lehman Brothers Holdings Inc.,
                 8.500%, due 05/01/2007                 446,301

   The accompanying notes are an integral part of these financial statements.

================================================================================
                            CONSECO FIXED INCOME FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                DECEMBER 31, 1998

  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------

     200,000   Paine Webber Group,
                 9.250%, Due 12/15/2001            $    215,576
     100,000   Salomon, Smith Barney Inc.,
                 Series C -- MTN, 6.500%,
                 due 08/15/2003                         102,455
                                                   ------------
                                                      1,615,129
                                                   ------------

STONE, CLAY, GLASS, CONCRETE (.43%)
     200,000   Owens Corning,
                 7.500%, due 05/01/2005                 205,887
                                                   ------------

TRANSPORTATION EQUIPMENT (.19%)
     100,000   Stena Line AB, 10.625%,
                 due 06/01/2008                          90,500
                                                   ------------
               TOTAL CORPORATE BONDS
                 (COST $24,241,409)                  24,415,289
                                                   ============

MUNICIPAL BONDS (5.02% OF TOTAL INVESTMENTS) (a)
     500,000   Alaska Individual
                 Development & Authority
                 Lease, 6.375%,
                 due 05/01/2003                         508,629
     135,000   Augusta GA HSG
                 Rehab Agency, 7.900%,
                 due 03/01/1999                         135,388
      90,000   Doylestown Pennsylvania,
                 Hospital Authority, Revenue,
                 8.375%, due 07/01/2008                  97,059
     280,000   Fort Worth Texas,
                 Higher Education, Finance
                 Corporation, Revenue,
                 7.500%, due 10/01/2006                 294,048
     200,000   Louisiana Dept. of
                 Public Safety, 6.650%,
                 due 11/01/2008                         214,745
     600,000   Mississippi Development Bank,
                 Special Obligation, Series 1998
                 8.500%, due 12/01/2018                 600,000
     362,522   Philadelphia Pennsylvania,
                 Authority for Industrial
                 Development, Revenue,
                 6.488%, due 06/15/2004                 385,721
     180,000   Reeves County Texas
                 Certificates of Participation,
                 6.700%, due 03/31/2005                 182,990
                                                   ------------
                                                      2,418,580
                                                   ------------
               TOTAL MUNICIPAL BONDS
                 (COST $2,353,380)                 $  2,418,580
                                                   ============

ASSET BACKED SECURITIES
(6.78% OF TOTAL INVESTMENTS) (a)
     300,000   COMED Transitional
                 Funding Trust 1998-1 A7,
                 5.740%, due 12/25/2010                 301,913
     500,000   Contimortgage Home
                 Equity Loan Trust 1998-3 A4,
                 5.760%, due 05/15/2025                 496,250
     400,000   Copelco Capital Funding Corp.,
                 Series -- 1998-A, 5.780%,
                 due 08/15/2000                         401,650
      98,235   Copelco Capital Funding Corp.,
                 1996-A A, 6.340%,
                 due 07/20/2004                          98,895
     500,000   Green Tree Recreational
                 Equipment & Consumer Trust,
                 1998-C A5, 6.280%,
                 due 02/15/2014 (c)
                 Cost - $499,997;
                 Acquired - 9/28/98                     499,433
     319,612   Green Tree Recreational
                 Equipment & Consumer Trust,
                 1997-C B, 6.750%,
                 due 02/15/2018 (c)
                 Cost - $319,538;
                 Acquired - 9/25/97                     300,885
     100,000   National Car Rental Financing
                 Limited Partnership 1996-1
                 A2, 6.800%, due 04/20/2000             100,000
     994,780   Nationslink Funding Corporation
                 1998-2 A1, 6.001%,
                 due 11/20/2007                       1,000,065
      64,702   New York City Tax
                 Lien 1996-1 B, 6.910%,
                 due 05/25/2005                          64,864
                                                   ------------
               TOTAL ASSET BACKED SECURITIES
                 (COST $3,282,192)                 $  3,263,955
                                                   ============
COLLATERALIZED MORTGAGE OBLIGATIONS
(6.09% OF TOTAL INVESTMENTS) (a)
     124,657   FHLMC Structured Pass Through
                 Securities T-4 A1, 7.625%,
                 due 08/25/2022                         125,358
     100,000   Federal National Mortgage
                 Assn., 1994 - 63, 7.000%,
                 due 04/25/2024                         103,446
     500,000   Iroquois Trust, 1997-1A,
                 7.000%, due 12/15/2006                 505,391
     417,004   JP Morgan Commercial Mortgage
                 Finance Corporation 1997-
                 C4 A1,6.939%, due 12/26/2028           426,234

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================
                            CONSECO FIXED INCOME FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                DECEMBER 31, 1998

  PRINCIPAL
   AMOUNT              SECURITY                        VALUE
 -----------           ---------                      -------

     109,380   Midland Realty Acceptance
                 Corporation, 7.315%,
                 due 08/25/2028                     $   113,188
     970,559   Mortgage Capital Funding Inc.,
                 1998 - MC2 A1, 6.325%,
                 due 10/18/2007                         995,138
     500,000   Paine Webber Mortgage
                 Acceptance Corporation,
                 1996 - M1 A2, 6.900%,
                 due 01/02/2012                         517,968
     143,063   Rural Housing Trust 1987-1 3B,
                 7.330%, due 04/01/2026                 145,914
                                                    -----------
               TOTAL COLLATERALIZED
                 MORTGAGE OBLIGATIONS
                 (COST $2,870,439)                  $ 2,932,637
                                                    ===========
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(21.41% OF TOTAL INVESTMENTS) (a)
     973,099   Federal Home Loan
                 Mortgage Corp.,
                 Gold Pool #E00570,
                 6.000%, due 09/01/2013                 978,187
   2,722,500   Federal Home Loan
                 Mortgage Corp., #E00592,
                 6.000%, due 12/01/2013               2,728,272
     591,188   Federal Home Loan
                 Mortgage Corp., #G00479,
                 9.000%, due 04/01/2025                 625,208
     502,688   Federal Home Loan
                 Mortgage Corp., #G00943,
                 6.000%, due 07/01/2028                 497,139
     503,334   Federal National
                 Mortgage Assn., #E73076,
                 6.000%, due 11/01/2013                 506,011
     131,721   Federal National
                 Mortgage Assn., #250307,
                 7.500%, due 07/01/2025                 135,467
      73,104   Federal National
                 Mortgage Assn., #250758,
                 7.000%, due 11/01/2026                  74,710
     750,000   U.S. Treasury Note, 5.625%,
                 due 04/30/2000                         759,375
     200,000   U.S. Treasury Note, 6.375%,
                 due 09/30/2001                         208,750
     100,000   U.S. Treasury Note, 5.375%,
                 due 06/30/2003                         102,875
     750,000   U.S. Treasury Note, 5.250%,
                 due 08/15/2003                         768,985
     500,000   U.S. Treasury Note, 5.750%,
                 due 08/15/2003                         522,031
     500,000   U.S. Treasury Note, 7.250%,
                 due 05/15/2004                         560,469
     500,000   U.S. Treasury Note,
                 5.625%, due 05/15/2008                 533,594

   1,250,000   U.S. Treasury Note, 5.500%,
                 due 08/15/2028                       1,310,548
                                                    -----------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (COST $10,301,977)                 $10,311,621
                                                    ===========

  NUMBER OF
   SHARES
 -----------
PREFERRED STOCK (2.97% OF TOTAL INVESTMENTS) (a)
INSURANCE COMPANIES (1.08%)
      20,000   Lincoln National Corp.,
                 TOPrS (d), 6.400%                      518,750
                                                  -------------
MEASURING INSTRUMENTS,
PHOTO GOODS, WATCHES (.26%)
       2,120   River Holding Corp.,
                 PIK (d) 11.500%,
                 due 04/15/2010                         127,737
                                                  -------------
NON-DEPOSITORY CREDIT INSTITUTIONS (1.63%)
       7,500   Centaur Funding Corp.,
                 9.080%, (B)
                 Cost - $750,000;
                 Acquired - 12/09/1998                  784,220
                                                  -------------
               TOTAL PREFERRED STOCK
                 (COST $1,458,978)                 $  1,430,707
                                                  =============
  PRINCIPAL
   AMOUNT
 -----------
COMMERCIAL PAPER (7.05% OF TOTAL INVESTMENTS) (a)

CHEMICALS AND ALLIED PRODUCTS (2.07%)
   1,000,000   Dow Chemical, Inc.,
                 5.220%, due 01/04/1999                 999,420
                                                  -------------
OIL AND GAS EXTRACTION (4.98%)
   2,400,000   Koch Industries, Inc.,
                 5.250%, due 01/04/1999               2,398,678
                                                  -------------
               TOTAL COMMERCIAL PAPER
                 (COST $3,398,020)                 $  3,398,098
                                                  -------------
               TOTAL INVESTMENTS IN
                 SECURITIES
                 (COST $47,906,395)                 $48,170,887
                                                  =============
--------------

(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.

(b) Restricted under Rule 144A of the Securities Act of 1933.

(c) Green Tree Financial Corporation, a wholly owned subsidiary of Conseco, Inc., effective June 30, 1998, is the seller to and servicer for the Trust issuing the Certificates.

(d) PIK -- Payment In Kind.
    TOPrS -- Trust Originated Preferred Securities.

   The accompanying notes are an integral part of these financial statements.

PORTFOLIO MANAGER'S REVIEW
CONSECO HIGH YIELD FUND
--------------------------------------------------------------------------------
     Your fund invests for high current income and capital appreciation, primarily through higher-risk securities rated below investment grade, but providing higher interest payments and potentially higher returns. Successfully navigating the risky waters of the 1998 high yield marketplace and achieving true performance demanded a nimble and creative approach.

     TOP-TIER FUND PERFORMANCE

     If you selected one year in which to launch a high yield fund -- one that would serve as a true performance litmus test -- 1998 would rank among the toughest. It was a year in which we experienced a full range of business conditions.
     Despite this exceptional volatility, your fund (Class A shares)* performed strongly, returning a healthy 6.56 percent -- compared to the Lipper Analytical Services average of a negative .44 percent.
     A number of our portfolio securities contributed to this top-rung performance. For example, proprietary research generated by our analytical team led us to purchase USA Mobil Communications (an operating subsidiary of Arch Communication Group) on perceived credit weakness, then selling when the market began to realize the pricing inefficiency. We exploited another pricing inefficiency by purchasing Gaylord Container, a shipping cardboard producer. It sold when the market realized Gaylord was positioned to capitalize on a strong labor environment.
     High yield was very active during the first half of 1998 and investor demand was robust. Through June, there was $97.2 billion in new bond issues compared with $55.3 billion during the same period in 1997 -- a 75.8 percent increase. The market's fundamentals were positive, with $8.5 billion in cash flows supporting this torrid pace. Supply and demand were relatively balanced as a result of increased mutual fund, insurance company and institutional manager buying.
     Although excess supply sent up warning flares in April and May, investor demand remained strong until June, when slowing cash flows negatively impacted the market, weakening investor's appetites.
     Additionally, the first and second quarters were characterized by a relatively calm treasury market and generally declining interest rates. However, new issues were hitting the market at a heavy rate causing pressure on prices. Even companies with strong histories faced a tough road, often pricing their bonds at an above-average premium to prevailing rates. Also, many early-stage telecommunications companies -- less attractive to investors due to their thin operating histories -- came to the market.

     THIRD QUARTER:  A UNIQUE CONFLUENCE OF EVENTS

     During the third quarter, a unique confluence of international events erupted, generating dramatic investment challenges. First, prices decreased substantially -- forcing investors to reevaluate the required risk premium across all quality and maturity sectors. Then, a global financial crisis rooted in Japan's struggling economy culminated with Russia defaulting on its bonds in August. In late September, a brokerage firm consortium bailed out Long Term Capital Management, a highly leveraged hedge fund. These combined events resulted in virtually all fixed income sectors under-performing, with the exception of United States Treasury bonds. Financial markets moved to extremes and spreads were at levels not seen in eight years.
     Reacting to this broad market turmoil, the high yield market weakened dramatically and we got a sharp spike in the high yield bond spreads -- the yield premium over treasuries -- which increased sharply to historic proportions. Investors reacted by fleeing to the safety of U.S. Treasury bonds. The result -- high yield mutual funds were forced to sell holdings to meet shareholder redemption

---------------------------------------------------------
* TOTAL RETURN DOES NOT REFLECT SALES LOAD DEDUCTION.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
--------------------------------------------------------------------------------

demands, further driving down prices and stressing market liquidity. Equally stunning was the rapid rate at which the high yield market deteriorated in both price quality and bond liquidity levels. Many of the people who got spooked by this asset class last July haven't returned.
     However, by third quarter end, this downward slide subsided and the high yield segment began to rapidly recover. Primary and secondary markets robustly rebounded during October and November and liquidity returned to the marketplace as yields rapidly adjusted to more reasonable levels.
     Unfortunately, during 1998 the high yield market has suffered unfairly from "guilt by association" this year. While some high-yield issuers have risky international exposure, a lot of the bond issues are from American companies only doing business in the United States.

SLOW GROWTH AHEAD

     1999 will be far calmer than 1998 -- the probability of encountering a similar string of international events is very low. Consequently, expect slow to minimal U.S. economic growth and a favorable high yield environment, largely because it's mainly focused on the domestic economy and relatively insulated from foreign economic factors.


Peter C. Andersen, CFA
Vice President
Portfolio Manager
CONSECO CAPITAL MANAGEMENT, INC.




      [The following table represents a line chart in the printed report.]

                  Conseco High Yield Fund -            Merrill Lynch
                          Class A                     High Yield Index

1/1/98                      9.426                          10.000
12/31/98                   10.043                          10.366






                               AVERAGE TOTAL RETURN
                                -------------------
                                  SINCE INCEPTION
                                -------------------
Class A (INCEPTION 1/1/98)             0.43%
Class B (INCEPTION 2/19/98)           -3.92%
Class C (INCEPTION 2/19/98)           -0.12%
Class Y (INCEPTION 3/2/98)             1.36%



------------------------------
CLASS A SHARE PERFORMANCE REFLECTS THE DEDUCTION OF THE MAXIMUM SALES LOAD FROM THE INITIAL $10,000 INVESTMENT. CLASS B AND C SHARE PERFORMANCE REFLECTS THE DEDUCTION OF EACH CLASS'S RESPECTIVE MAXIMUM CONTINGENT DEFERRED SALES LOAD. AVERAGE TOTAL RETURN IS PROVIDED IN ACCORDANCE WITH SECGUIDELINES FOR COMPARATIVE PURPOSES AND REFLECTS CERTAIN VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS THROUGH APRIL 30, 1999. IF THE WAIVERS WERE NOT IN PLACE, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

================================================================================
                             CONSECO HIGH YIELD FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                DECEMBER 31, 1998

  PRINCIPAL
   AMOUNT              SECURITY                                 VALUE
 -----------           ---------                               -------

CORPORATE BONDS (95.28% OF TOTAL INVESTMENTS) (a)

AMUSEMENT AND RECREATIONS SERVICES (1.07%)
     170,000   AMF Bowling Worldwide,
                 Series B, 10.875%,
                 due 03/15/2006 .........................   $    138,550
     300,000   Players International, Inc.,
                 10.875%, due 04/15/2005 ................        323,250
                                                            ------------
                                                                 461,800
                                                            ------------

APPAREL AND OTHER FINISHED PRODUCTS (1.48%)
     750,000   Norton McNaughton, Inc.,
                 12.500%, due 06/01/2005 ................        641,250
                                                            ------------

BUILDING CONSTRUCTION, GENERAL CONTRACTORS, OPERATIVE
BUILDERS (6.62%)
     750,000   D.R. Horton, 8.375%,
                 due 06/15/2004 .........................        746,250
     500,000   Hovnanian Enterprises,
                 9.750%, due 06/01/2005 .................        482,500
   1,950,000   Pinnacle, Holdings Inc, Step (c)
                 0.000%/10.000%,
                 due 03/15/2008 .........................      1,145,625
     500,000   Schuler Homes,
                 9.000%, due 04/15/2008 .................        487,500
                                                            ------------
                                                               2,861,875
                                                            ------------

BUSINESS SERVICES (1.99%)
     850,000   Advanstar Communications, Inc.,
                 9.250%, due 05/01/2008 .................        858,500
                                                            ------------

CABLE AND OTHER PAY TELEVISION STATIONS (11.85%)
     800,000   Avalon Cable of Michigan,
                 9.375%, due 12/01/2008 (b)
                 Cost - $800,000;
                 Acquired - 12/03/1998 ..................        822,000
     750,000   Cencall Communications,
                 STEP (c) 0.000%/10.125%,
                 due 01/15/2004 .........................        738,750
     300,000   Classic Cable, Inc., 9.875%,
                 due 08/01/2008 (b)
                 Cost - $291,750;
                 Acquired - 09/03/1998 ..................        313,500
     300,000   Classic Communications, Inc.
                 13.250%, due 08/01/2009 (b)
                 Cost - $174,750;
                 Acquired - 11/10/1998 ..................        183,000
     900,000   Coaxial Communication Phoenix,
                 10.000%, due 08/15/2006 (b)
                 Cost - $900,000;
                 Acquired - 08/17/1998 ..................        933,750
     500,000   Echostar Satellite Broadcast,
                 STEP (c) 0.000%/13.125%,
                 due 03/15/2004 .........................        501,250
     185,000   Fox Liberty Networks LLC,
                 STEP (c), 0.000%/9.750%,
                 due 08/15/2007 .........................        126,725
     500,000   Regional Independent Media,
                 10.500%, due 07/01/2008 (b)
                 Cost - $499,375;
                 Acquired - 11/06/1998 ..................        507,500
     750,000   Rifkin Acquisition Partners LP,
                 11.125%, due 01/15/2006 ................        823,125
     500,000   TCI Satellite Entertainment, Inc.
                 10.875%, due 02/15/2007 ................        167,500
                                                            ------------
                                                               5,117,100
                                                            ------------

COMMUNICATIONS BY PHONE,
TELEVISION, RADIO, CABLE (3.88%)
     650,000   CSC Holdings, Inc., 7.250%,
                 due 07/15/2008 .........................        652,795
     300,000   CSC Holdings, Inc.,
                 7.625%, due 07/15/2018 .................        295,680
     850,000   Park N View Inc., 13.000%,
                 due 05/15/2008 (b)
                 Cost -$745,000;
                 Acquired - 11/13/1998 ..................        726,750
                                                            ------------
                                                               1,675,225
                                                            ------------

CHEMICALS AND ALLIED PRODUCTS (1.18%)
     500,000   Agriculture Minerals &
                 Chemicals, Inc. 10.750%,
                 due 09/30/2003 .........................        510,000
                                                            ------------

COAL MINING (.28%)
     150,000   Lodestar Holdings, Inc.,
                 11.500%, due 05/15/2005 (b)
                 Cost - $149,625;
                 Acquired - 5/12/1998 ...................        120,750
                                                            ------------

EATING AND DRINKING PLACES (1.18%)
     500,000   Friendly Ice Cream, 10.500%,
                 due 12/01/2007 .........................        508,750
                                                            ------------

ELECTRIC, GAS, COGENERATION, SANITARY SERVICE (1.78%)
     250,000   GNI Group, Inc., Series B,
                 10.875%, DUE 07/15/2005 (b)
                 Cost - $256,875;
                 Acquired - 08/06/1998 ..................        221,250
     500,000   Niagara Mohawk Power,
                 7.750%, due 10/01/2008 .................        549,419
                                                            ------------
                                                                 770,669
                                                            ------------

ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (.80%)
     350,000   Level 3 Communications, Inc.,
                 9.125%, due 05/01/2008 .................        347,375
                                                            ------------




   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================

                             CONSECO HIGH YIELD FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                DECEMBER 31, 1998

  PRINCIPAL
   AMOUNT              SECURITY                                 VALUE
 -----------           ---------                               -------

ENGINEERING, MANAGEMENT, RELATED SERVICES (.12%)
     100,000   ATC Group Services, Inc.,
                 12.000%, due 01/15/2008 ................   $     51,500
                                                            ------------

FOOD STORES (1.19%)
     500,000   Jitney-Jungle Stores of America, Inc.,
                 10.375%, due 09/15/2007 ................        515,000
                                                            ------------

FOOD & KINDRED PRODUCTS (1.64%)
     750,000   Fresh Food Inc.,
                 10.750%, due 06/01/2006 ................        708,750
                                                            ------------

FURNITURE & FIXTURES (.74%)
     300,000   BE Aerospace, Inc.,
                 9.500%, due 11/01/2008 (b)
                 Cost - 300,000;
                 Acquired - 10/28/1998 ..................        319,500
                                                            ------------

GENERAL MERCHANDISE STORES (1.16%)
     400,000   Kmart Corp.,
                 12.500%, due 03/01/2005 ................        502,638
                                                            ------------

HEALTH SERVICES (3.57%)
     500,000   Hudson Respiratory Care, Inc.,
                 9.125%, due 04/15/2008 .................        412,500
     100,000   Medpartners, Inc., 7.375%,
                 due 10/01/2006 .........................         80,500
     500,000   Tenet Healthcare Corp.,
                 7.625%, due 06/01/2008 (b)
                 Cost - $497,500;
                 Acquired - 10/21/1998 ..................        521,971
     500,000   Tenet Healthcare Corp.,
                 8.625%, due 12/01/2003 .................        528,100
                                                            ------------
                                                               1,543,071
                                                            ------------

HOLDING, OTHER INVESTMENT OFFICES (1.09%)
     750,000   CRIIMI Mae, Inc.,
                 9.125%, due 12/01/2002 .................        468,750
                                                            ------------

HOME FURNITURE & EQUIPMENT STORE (1.35%)
     600,000   Musicland Group, Inc.,
                 9.000%, due 06/15/2003 .................        582,000
                                                            ------------

HOTELS, OTHER LODGING PLACES (3.30%)
     900,000   HMH Properties, Inc.,
                 8.450%, due 12/1/2008 ..................        904,500
     500,000   Sun International Hotels,
                 9.000%, due 03/15/2007 .................        522,500
                                                            ------------
                                                               1,427,000
                                                            ------------

INDUSTRIAL, COMMERCIAL MACHINERY,
COMPUTER EQUIPMENT (1.92%)
     750,000   Bayard Drilling Technology, Inc.,
                  Series B, 11.000%,
                 due 06/30/2005 .........................       $828,750
                                                           -------------

INSURANCE CARRIERS (.98%)
     450,000   Oxford Health Plans, Inc.,
                 11.000%, due 05/15/2005 (b)
                 Cost - $465,750;
                  Acquired - 06/12/1998 .................        425,250
                                                           -------------

MISCELLANEOUS MANUFACTURING INDUSTRIES (2.45%)
     300,000   Bell Sports, Inc.,
                 11.000%, due 08/15/2008 (b)
                 Cost - $300,000;
                 Acquired - 08/10/1998 ..................        306,000
     750,000   True Temper Sports, Inc.,
                 10.875%, due 12/01/2008 (b)
                 Cost - $750,000;
                 Acquired - 11/18/1998 ..................        750,000
                                                           -------------
                                                               1,056,000
                                                           -------------

MISCELLANEOUS RETAIL (.49%)
     200,000   Michaels Stores, Inc.,
                 10.875%, due 06/15/2006 ................        209,500
                                                           -------------

MOTION PICTURES (4.31%)
     600,000   Hollywood Entertainment,
                 Series B, 10.625%,
                 due 08/15/2004 .........................        609,000
   1,200,000   Regal Cinemas, Inc.,
                 9.500%, due 06/01/2008 .................      1,254,000
                                                           -------------
                                                               1,863,000
                                                           -------------

NON-DEPOSITORY CREDIT INSTITUTIONS (.75%)
     500,000   Aames Financial Corp.,
                 9.125%, due 11/01/2003 .................        325,000
                                                           -------------

NON-DURABLE GOODS-WHOLESALE (1.21%)
     500,000   Aurora Foods, Inc.,
                 Series B, 8.750%,
                 due 07/01/2008 .........................        522,500
                                                           -------------

OIL AND GAS EXTRACTION (5.83%)
      50,000   CLIFFS DRILLING CO. SERIES D,
                 10.250,% DUE 05/15/2003 ................         53,000
   1,050,000   Gulf Canada Resources,
                 8.375%, due 11/15/2005 .................      1,050,000
     200,000   Ocean Energy, Inc., 7.625%,
                 due 07/01/2005 .........................        192,000
     250,000   Parker Drilling Corp.  Series D,
                 9.750%, due 11/15/2006 .................        223,750

   The accompanying notes are an integral part of these financial statements.

================================================================================

                             CONSECO HIGH YIELD FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                DECEMBER 31, 1998

  PRINCIPAL
   AMOUNT              SECURITY                                VALUE
 -----------           ---------                               -------

OIL AND GAS EXTRACTION - CONTINUED
     250,000   Pride Petroleum Services, Inc.,
                 9.375%, due 05/01/2007 .................   $    233,750
     750,000   Veritas DGC, Inc., 9.750%,
                 due 10/15/2003 (b)
                 Cost - $750,000;
                 Acquired - 10/23/1998 ..................        765,000
                                                            ------------
                                                               2,517,500
                                                            ------------
PAPER AND ALLIED PRODUCTS (1.90%)
     950,000   Gaylord Container Corp.,
                 Series B, 9.750%,
                 due 06/15/2007 .........................        821,750
                                                            ------------

PERSONAL SERVICE (.67%)
     300,000   Loewen Group, Inc., PATS (c),
                 6.700%, due 10/01/1999 (b)
                 Cost - $291,000;
                 Acquired - 09/03/1998 ..................        289,500
                                                            ------------
PHONE COMMUNICATION, EXCEPT
RADIOTELEPHONE (7.48%)
     500,000   Metromedia Fiber Network, Inc.,
                 10.000%, Due 11/15/2008 (b)
                 Cost - $500,000;
                 Acquired - 11/20/1998 ..................        516,250
     750,000   Qwest Communications
                 International, 7.500%,
                 due 11/01/2008 (b)
                 Cost - $744,930;
                 Acquired - 10/28/1998 ..................        778,125
     750,000   Rogers Cablesystems Ltd,
                 11.000%, due 12/01/2015 ................        881,250
     500,000   Rogers Cantel, Inc., 9.375%,
                 due 06/01/2008 .........................        530,000
     500,000   Time Warner
                 Telecommunication LLC,
                 9.750%, due 07/15/2008 .................        527,500
                                                            ------------
                                                               3,233,125
                                                            ------------
PRIMARY METAL INDUSTRIES (.62%)
     250,000   NS Group, Inc.,
                 13.500%, due 07/15/2003 ................        268,750
                                                            ------------
RADIOTELEPHONE COMMUNICATION (9.62%)
   1,000,000   Arch Communications, Inc.,
                 12.750%, due 07/01/2007 (b)
                 Cost - $975,625;
                 Acquired - 06/24/1998 ..................      1,005,000
     500,000   Comcast Cellular Holdings,
                 9.505%, due 05/01/2007 .................        532,500
     750,000   ICO Global Communication
                 Holdings, 15.000%,
                 due 08/01/2005 .........................        562,500
     250,000   Iridium Capital Corporation,
                 LLC, Series B, 14.000%,
                 due 07/15/2005 .........................        238,750
     750,000   Microcell Telecommunications
                 Technology Corp., STEP (c)
                 0.000%/14.000%,
                 due 06/01/2006 .........................        560,625
     750,000   Mobile Telecommunications
                 Technology Corp.,13.500%,
                 due 12/15/2002 .........................        853,125
     870,000   Pagemart Wireless, Inc., STEP (c)
                 0.000%/11.250,
                 due 02/01/2008 .........................        404,550
                                                            ------------
                                                               4,157,050
                                                            ------------

TELEVISION AND RADIO BROADCAST STATIONS (8.11%)
     500,000   Adelphia Communications,
                 8.375% DUE 02/01/2008 (b)
                 Cost - $512,500;
                 Acquired - 12/07/1998 ..................        517,500
     500,000   Aircraft Service
                 International Group,
                 11.000%, due 08/15/2005 (b)
                 Cost - $500,000;
                 Acquired - 08/13/1998 ..................        497,500
     700,000   Antenna TV SA, 9.000%,
                 due 08/01/2007 .........................        616,000
     600,000   Benedek Broadcasting,
                 11.875%, due 03/01/2005 ................        642,000
     300,000   Benedek Communications, STEP
                 (c) 0.000%/13.250%,
                 due 05/15/2006 .........................        211,500
     660,000   Lin Holdings Corporation, STEP
                 (c) 0.000%/10.000%,
                 due 03/01/2008 .........................        465,300
   1,000,000   Telemundo Holdings, Inc., STEP
                 (c) 0.000%/11.500%,
                 due 08/15/2008 (b)
                 Cost - $592,500;
                 Acquired - 11/17/1998 ..................        555,000
                                                           -------------
                                                               3,504,800
                                                           -------------

TRANSPORTATION EQUIPMENT (2.67%)
     500,000   Federal-Mogul Corp.,
                 8.800%, due 04/15/2007 .................        537,493
     300,000   Hermes Europe Railtel
                 BV Industrial, 11.500%,
                 due 08/15/2007 .........................        319,500
     200,000   Stena Line AB, 10.625%,
                 due 06/01/2008 .........................        181,000




   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================

                             CONSECO HIGH YIELD FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                DECEMBER 31, 1998

  PRINCIPAL
   AMOUNT              SECURITY                                 VALUE
 -----------           ---------                               -------

TRANSPORTATION EQUIPMENT - CONTINUED
     140,000   Tata Engineering & Locom,
                 7.875%, due 07/15/2007 (b)
                 Cost - $125,593;
                 Acquired - 03/05/1998                       $   116,589
                                                             -----------
                                                               1,154,582
                                                             -----------
               TOTAL CORPORATE BONDS
                 (COST $41,907,797)                           41,168,560
                                                             ===========
  NUMBER OF
   Shares
 -----------
PREFERRED STOCK (.56% of total investments) (a)

NON-DEPOSITORY CREDIT INSTITUTIONS(.45%)
       3,180   River Holding Corp, PIK (c),
                 11.500%, due 04/15/2010                         191,605
                                                             -----------

TEXTILE MILL PRODUCTS (.10%)
       4,291   Anvil Holdings,
                 Series B, 13.000%                                43,983
                                                             -----------

TELEVISION AND RADIO BROADCAST STATIONS (.01%)
           5   IXC Communications, Inc.,
                 Series B, PIK (c), 12.500%,
                 due 08/15/2009                                    5,125
                                                             -----------

               Total preferred stock
                 (cost $427,780)                                 240,713
                                                             ===========

COMMERCIAL PAPER
(4.16% of total investments) (a)

NON DURABLE GOODS -- WHOLESALE (4.16%)
   1,800,000   Koch Industries, Inc.,
                 5.250%, due 01/04/1999                        1,799,009
                                                             -----------
               TOTAL COMMERCIAL PAPER
                 (COST $1,798,950)                           $ 1,799,009
                                                             -----------
               TOTAL INVESTMENTS IN
                 SECURITIES
                  (COST $44,134,527)                         $43,208,282
                                                             ===========

--------------------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b)  Restricted under Rule 144A of the Securities Act of 1933.
(c)  PATS -- Putable Assets Trust Securities.
     PIK -- Payment In Kind.
     STEP -- Bonds where the coupon increases or steps up at a predetermined rate.


   The accompanying notes are an integral part of these financial statements.

PORTFOLIO MANAGER'S REVIEW
CONSECO CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------

     Designed to provide income and growth benefits during both up and down markets, your fund primarily invests in convertible securities and also may invest a significant amount in lower-rated, high yield securities.
     When we debuted on September 28, the S&P 500 was down 14 percent and investors were contemplating sizeable losses. Ultimately, the market posted a strong fourth quarter -- leading many to blissfully block out the acute risk they faced just 60 days earlier.

     CANDID RISK APPRAISAL IS CRITICAL

     Yet, in spite of the market's strong fourth quarter finish, risk certainly remains and there never will be an "all clear" signal. That doesn't mean investors should huddle in a risk-free portfolio. Instead, the vagaries of 1998 and the market's rebound provided an excellent opportunity to candidly reassess and adjust investors' risk-comfort level for downturns, as well as upturns.
     Constant risk appraisal is a key aspect of this fund. Convertible securities -- by nature -- are moderate risk creatures. This was reflected in our performance during the year.
     From inception through year-end, total return (Class A shares)* was 11.04 percent. During this period, the S&P 500 returned 17.64 percent and the Dow Jones was at 13.73 percent.

     FOURTH QUARTER PERFORMANCE STEPS-UP

     Fourth quarter performance (Class A shares)* improved to 12.28 percent. During this quarter, the S&P 500 returned 20.87 percent, the Dow Jones 17.58 percent and for the Merrill Lynch Corporate Bond Index 0.97 percent. Additionally, Merrill Lynch's Convertible Securities Index was up 13.22 percent, while Salomon Smith Barney's Convertible Securities Index was up 12.95 percent.

     BE WARY OF  OVERHEATED INTERNET STOCKS

     Moving into 1999, it appears many investors have cast risk aside, devouring Internet stocks as if they can deliver bountiful returns overnight. Granted, the Internet will help revolutionize distribution of information, entertainment, products and services. But, beware. These are uncertain times when hype often exceeds reality and expectations exceed hype. Most internet stocks are overheated, overvalued and overblown at best.
     However, there are many prudent ways to invest in the "digital age." Here are profiles of some of your fund's larger holdings and a rationale for owning them:

     ANTEC CORP. (SYMBOL: ANTC) COMMON STOCK. SUPPLIES EQUIPMENT THAT UPGRADES EXISTING CABLE FACILITIES AND ENABLES VOICE AND DATA TRANSMISSION. POSITIONED TO MEET CABLE COMPANIES INCREASING NEED TO PROVIDE TELEPHONIC AND INTERNET ACCESS TO THEIR SUBSCRIBERS.

     INTEL CORP. (SYMBOL: INTC) COMMON STOCK. THE DOMINANT SUPPLIER OF PERSONAL COMPUTER MICROPROCESSORS. EXPLOITS LARGE ECONOMIES OF SCALE TO REMAIN DOMINANT.

     LIFE RE CAPITAL 6 PERCENT CONVERTIBLE PREFERRED. LIFE RE WAS ACQUIRED BY SWISS RE, A AAA-RATED INSURER. SWISS RE CREDIT QUALITY GIVES YOUR PREFERRED SHARES A LOW-RISK PROFILE WITH AN ABOVE-AVERAGE YIELD.


----------------
* TOTAL RETURN DOES NOT REFLECT SALES LOAD DEDUCTIONS.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
--------------------------------------------------------------------------------

     MEDIAONE/AIRTOUCH COMMUNICATIONS (SYMBOL: ATI) 6.25 PERCENT CONVERTIBLE PREFERRED. ISSUED BY MEDIAONE, BUT CONVERTIBLE INTO AIRTOUCH COMMON STOCK. VALUE IS PRIMARILY DETERMINED BY AIRTOUCH COMMON STOCK VALUE. AIRTOUCH IS ONE OF THE LARGEST U.S. MOBILE PHONE SERVICES PROVIDERS. JUST BEFORE THE END OF THE YEAR, BELL ATLANTIC INDICATED AN INTEREST IN PURCHASING AIRTOUCH. REGARDLESS, WE BELIEVE THAT AIRTOUCH'S BUSINESS HAS GOOD PROSPECTS ON A STAND-ALONE BASIS.

     RITE AID (SYMBOL:RAD) 5.25 PERCENT CONVERTIBLE BOND. NATIONWIDE RETAIL DRUGSTORE CHAIN STORES. STANDS TO BENEFIT FROM INDUSTRY CONSOLIDATION TREND AND AGING POPULATION THAT'S INCREASING PRESCRIPTION DRUG PURCHASES.

     WASTE MANAGEMENT (SYMBOL: WMI) 4 PERCENT CONVERTIBLE BOND AND 4.5 PERCENT CONVERTIBLE BOND. OPERATES WASTE COLLECTION AND DISPOSAL SERVICES ACROSS THE NATION. A MATURE BUSINESS WITH FAIRLY STABLE FUNDAMENTALS AND STOCK PRICE THAT APPEARS UNDERVALUED EVEN IF MANAGEMENT IS ONLY MODERATELY SUCCESSFUL IN CUTTING COSTS IN 1999.

     Your fund has -- and fully expects to retain -- a balanced exposure to risk and potential return.


Andrew S. Chow, CFA
Vice President
Portfolio Manager
CONSECO CAPITAL MANAGEMENT, INC.

================================================================================

                       CONSECO CONVERTIBLE SECURITIES FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                December 31, 1998

  NUMBER OF
   SHARES              SECURITY                                 VALUE
 -----------           ---------                               -------

COMMON STOCKS (13.00% OF TOTAL INVESTMENTS) (a)

BUSINESS SERVICES (3.07%)
       6,000   Microsoft Corp. (b) .....................     $   832,125
                                                             -----------

ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (9.93%)
      75,000   Antec Corp. (b) .........................       1,509,375
      10,000   Intel Corporation .......................       1,185,625
                                                             -----------
                                                               2,695,000
                                                             -----------
               TOTAL COMMON STOCKS
                 (COST $2,860,842) .....................     $ 3,527,125
                                                             ===========

PREFERRED STOCKS (3.78% of total investments) (a)

INSURANCE CARRIERS (3.78%)
      13,500   Life Re Capital Trust II, 6.00% .........       1,026,000
                                                             -----------
               TOTAL PREFERRED STOCKS
                 (COST $1,002,498) .....................     $ 1,026,000
                                                             ===========

PREFERRED STOCKS -- CONVERTIBLE
(25.90% OF TOTAL INVESTMENTS) (a)

COMMUNICATIONS (12.15%)
      20,000   MediaOne Group (b), conv
                 into ATI common stock .................       1,330,000
      10,000   MediaOne Group Inc., Series D,
                 conv into UMG
                 common stock ..........................         950,000
       4,000   Nextel Communications (b) ...............       1,014,700
                                                             -----------
                                                               3,294,700
                                                             -----------
DEPOSITORY INSTITUTIONS (6.94%)
      20,000   Merrill Lynch, 6.000% (b),
                 conv into COX
                 common stock ..........................       1,142,500
      23,450   WBK STRYPES Trust (d), (b) ..............         740,141

                                                             -----------
                                                               1,882,641
                                                             -----------
GENERAL MERCHANDISE STORES (2.14%)
      10,000   Kmart Financing, Inc., I,
                 conv into KM common stock .............         579,375
                                                             -----------

INDUSTRIAL, COMMERCIAL MACHINERY,
COMPUTER EQUIPMENT (.98%)
       6,000   Coltec Capital Trust (b), conv
                 into COT common stock .................         265,500
                                                             -----------

MISCELLANEOUS RETAIL (3.69%)
      10,000   CVS Corp., 6.000%, (b), due
                 05/15/2001, conv into
                 CVS common stock ......................       1,001,875
                                                             -----------

  PRINCIPAL
   AMOUNT
------------


               TOTAL PREFERRED STOCKS --
                 CONVERTIBLE
                 (COST $6,330,955) ....................        7,024,091
                                                             ===========

CONVERTIBLE BONDS (53.56% OF TOTAL INVESTMENTS) (A)

BUILDING MATERIAL, HARDWARE, GARDEN RENTAL (6.94%)
     500,000   Home Depot Inc., 3.250%,
                 due 10/01/2001, conv into
                 HD common stock .......................       1,320,000
   1,000,000   Elan International Financial,
                 conv into ELN common stock
                 (c) Cost - $524,780;
                 Acquired - 12/09/1998 .................         562,500
                                                           -------------
                                                               1,882,500
                                                           -------------

CHEMICALS AND ALLIED PRODUCTS (2.67%)
     500,000   Alza Corporation, 5.000%,
                 due 05/01/2006, conv into
                 AZA common stock ......................         723,125
                                                           -------------

COMMUNICATIONS (4.11%)
   1,000,000   Global Telesystems Inc.,
                 5.750%, due 07/01/2010,
                 conv into GTSG
                 common stock ..........................       1,115,000
                                                           -------------

DURABLE GOODS - WHOLESALES (3.84%)
  3,000,000    Ingram Micro, Inc., 0.000%,
                 due 06/09/2018, conv
                 into IM common stock ..................       1,042,500
                                                           -------------

ELECTRIC, GAS, WATER, COGENERATION,
SANITARY SERVICES (4.55%)
     235,000   United Waste Systems, Inc.,
                 4.500%, due 06/01/2001,
                 conv into WMI common stock ............         368,656
     720,000   Waste Management, Inc., 4.000%,
                 due 02/01/2002, conv into
                 WMI common stock ......................         863,100
                                                           -------------

                                                               1,231,756
                                                           -------------

ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (6.16%)
   1,000,000   Advances Micro Devices, 6.000%,
                 due 05/15/2005, conv
                 into AMD common stock .................       1,026,250
     600,000   Micron Technology, Inc., 7.000%,
                 due 07/01/2004, conv
                 into MU common stock ..................         644,250
                                                           -------------
                                                               1,670,500
                                                           -------------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================

                       CONSECO CONVERTIBLE SECURITIES FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                December 31, 1998

  PRINCIPAL
   AMOUNT              SECURITY                                 VALUE
 -----------           ---------                               -------

GENERAL MERCHANDISE STORES (4.60%)
   1,500,000   Costco Companies, Inc.,
                 0.000%, due 08/19/2017,
                 conv into COST
                 common stock ..........................     $ 1,248,749
                                                             -----------

HEALTH SERVICES (3.15%)
   1,000,000   HEALTHSOUTH Corporation,
                 3.250%, due 04/01/2003,
                 conv into HRC
                 common stock ..........................         855,000
                                                             -----------

INDUSTRIAL, COMMERCIAL MACHINERY,
COMPUTER EQUIPMENT (7.61%)
   1,000,000   Quantum Corporation, 7.000%, due
                 08/01/2004, conv into QNTM
                 common stock ..........................         955,000
   2,000,000   Hewlett Packard, 0.000%
                 due 10/14/2007, conv into
                 HWP common stock ......................       1,110,000
                                                             -----------
                                                               2,065,000
                                                             -----------

MISCELLANEOUS RETAIL (4.26%)
     800,000   Rite Aid Corp., 5.250%, Due
                 09/15/2002, Conv into
                 Rad commom stock ......................       1,154,000
                                                             -----------

OIL AND GAS EXTRACTION (4.07%)
   4,000,000   Pride International Inc.,
                 0.000%, due 04/24/2018,
                 conv into PDE
                 common stock ..........................       1,105,000
                                                             -----------

PAPER AND ALLIED PRODUCTS (1.60%)
     600,000   Asia Pulp & Paper, 2.000%,
                 due 07/25/2000, conv into
                 PAP common stock (c)
                 Cost - $507,000;
                 Acquired - 11/25/1998 .................         432,750
                                                             -----------
               TOTAL CONVERTIBLE BONDS
                 (COST $13,363,841) ....................     $14,525,880
                                                             ===========

CORPORATE BONDS (3.76% of total investments) (a)

DEPOSITORY INSTITUTIONS (2.29%)
     587,000   Republic New York Corp.,
                 8.250%, due 11/01/2001 ................         622,635
                                                             -----------

NON-DEPOSITORY INSTITUTIONS (1.47%)
     400,000   Chrysler Financial Corp.,
                 5.250%, Due 10/19/2000 ................         399,744
                                                             -----------
               TOTAL CORPORATE BONDS
                 (COST $1,022,942) .....................       1,022,379
                                                             -----------
               TOTAL INVESTMENTS IN
                 SECURITIES
                 (COST $24,581,078) ....................     $27,125,475
                                                             ===========

----------------------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b)  Non-dividend paying common stock.
(c)  Restricted  under Rule 144A of the  Securities  Act of 1933.
(d)  STRYPES -- Structured Yield Product Exchangeable for stock.
     Zero Coupon -- Bonds which makes no interest payments.


   The accompanying notes are an integral part of these financial statements.

PORTFOLIO MANAGER'S REVIEW
CONSECO BALANCED FUND
--------------------------------------------------------------------------------
     Your fund is designed to take advantage of the benefits of asset allocation -- allowing for immediate diversification between two major investment sectors through a predetermined mix of stocks and bonds.
     With the close of 1998, we say goodbye to one of the most volatile years in the history of the stock and bond markets. Given our focus on investing in both equity and fixed income securities that we consider to be undervalued, Conseco Capital Management shared in this volatility as both mid-cap stocks and corporate bonds struggled to keep up with the broader market averages.
     Working within this hectic and volatile market environment, your fund (Class A shares)* returned 12.45 percent.

     DEFINING THE BOTTOM OF THE EQUITY MARKET

     As we began the fourth quarter, the financial markets were discounting huge uncertainties with respect to deflation, slowing economic growth, the possibility of a collapse of the credit markets and political uncertainty.
     Such uncertainty was quickly erased with not one, but three interest rate cuts by the Federal Reserve. The second cut, which came only sixteen days after the first, defined the bottom in the equity markets and set up a strong rally in many of our stocks which had been extremely oversold during August and September.
     The fixed income markets were slower to benefit from the Federal Reserve moves. While much of the equity market has recouped all or more of its third quarter losses, fixed income spreads are still at historically wide levels.

     INVESTMENT STRATEGY GOING FORWARD

     What does this mean for our ongoing fixed-income investment strategy? First, while the market has totally revalued risk, we believe it has overreacted -- as markets sometimes do. We expect the portfolio structure will remain fairly consistent with the previous quarter and we will continue to emphasize the corporate and MBS/ABS sectors.
     Second, we do not foresee a spike in interest rates in the near future. Rather, with a slowing in the global economy, a gradual slowing in the American economy will help to put a ceiling on interest rates.
     Finally, we're finding more opportunities for investment in this market. Based on our research, we believe companies such as Sprint (Baa1/A-), Worldcom (Baa2/BBB+), Illinova (Baa3/BBB-) and Union Planters Bank (Baa1/BBB) will offer excellent relative value in this market.

     INCREASING INVESTOR ATTENTION FOR MID-CAP

     Looking ahead for 1999, we see several things in store for the equity market that will forge our strategy as it relates to your fund. First, with 18 percent earnings growth expected for the Mid-Cap 400 and a forward price-earnings (P/E) ratio of 18.7, we think the mid-cap sector will receive an increasing amount of investor attention. This will be especially true, if the market finds itself struggling with low or flat earnings growth for the S&P 500 stocks which trade at a forward P/E ratio of 26.
     This kind of environment also will increase the probability that active management will outpace passive indexing, because many managers most likely own a higher percentage of mid-caps in their portfolios.


----------------
* TOTAL RETURN DOES NOT REFLECT SALES LOAD DEDUCTION

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
--------------------------------------------------------------------------------

     Also, actively managed portfolios will benefit from a Fed committed to keeping interest rates low enough to maintain rational credit markets, a healthy consumer and a stable, non-inflating U.S. economy.

     CONTINUED EARNINGS GROWTH IN CONSUMER-ORIENTED SECTORS

     With this bias, the Fed's actions should serve as a driver for continued earnings growth in consumer-oriented industries such as retail, durables, textiles, foods, media and financial services.
     Finally, we see a market that is admittedly expensive overall, but with pockets of value which will allow for the possibility of out-performance by bottom-up, research-driven managers like us.
     Our strategy will be to remain committed to our mid-cap growth discipline by focusing on opportunities available in a core group of high quality names which we can build upon through the periods of volatility that lie ahead.


Thomas J. Pence, CFA                            Gregory J. Hahn, CFA
Senior Vice President, Equity Investments       Senior Vice President
Portfolio Manager                               Portfolio Manager
CONSECO CAPITAL MANAGEMENT, INC.                CONSECO CAPITAL MANAGEMENT, INC.


      [The following table represents a line chart in the printed report.]

            Conseco Balanced Fund     LB Aggregate      Bond Index S&P 400 Micap
1/2/97             9.426               10.000                    10
12/31/97          11.045               10.965                13.225
12/31/98           12.42               11.919                15.754


                                                   AVERAGE TOTAL RETURN
                                                 -------------------------
                                                 1 YEAR  SINCE INCEPTION
                                                 -------------------------
                    Class A (INCEPTION 1/2/97)    5.98%           24.20%
                    Class B (INCEPTION 2/10/98)     n/a            1.52%
                    Class C (INCEPTION 2/13/98)     n/a            5.04%
                    Class Y (INCEPTION 1/2/97)   12.90%           33.07%



--------------------------------
CLASS A SHARE PERFORMANCE REFLECTS THE DEDUCTION OF THE MAXIMUM SALES LOAD FROM THE INITIAL $10,000 INVESTMENT. CLASS B AND C SHARE PERFORMANCE REFLECTS THE DEDUCTION OF EACH CLASS'S RESPECTIVE MAXIMUM CONTINGENT DEFERRED SALES LOAD. AVERAGE TOTAL RETURN IS PROVIDED IN ACCORDANCE WITH SECGUIDELINES FOR COMPARATIVE PURPOSES AND REFLECTS CERTAIN VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS THROUGH APRIL 30, 1999. IF THE WAIVERS WERE NOT IN PLACE, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

================================================================================
                              CONSECO BALANCED FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                DECEMBER 31, 1998

  NUMBER OF
   SHARES              SECURITY                                 VALUE
 -----------           ---------                               -------

COMMON STOCKS (50.62% OF TOTAL INVESTMENTS) (a)
APPAREL AND ACCESSORY STORES (1.07%)
       4,250   Abercrombie & Fitch
                 Company (b) ...........................     $   300,687
         800   Payless Shoesource, Inc. (b) ............          37,900
                                                             -----------
                                                                 338,587
                                                             -----------
APPAREL AND OTHER FINISHED PRODUCTS (.54%)
       2,850   Tommy Hilfiger Corporation, (b) .........         171,000
                                                             -----------

AUTO REPAIR AND PARKING (.40%)
       2,800   The Hertz Corporation ...................         127,750
                                                             -----------
BUSINESS SERVICES (10.44%)
       9,500   Affiliated Computer
                  Services, Inc. (b) ...................         427,500
       2,750   America Online, Inc. ....................         440,000
       4,700   Applied Graphics
                 Technologies, Inc. (b) ................          77,550
       7,650   Cadence Design
                 Systems, Inc. (b) .....................         227,588
       1,450   Citrix Systems, Inc. (b) ................         140,741
       8,850   Compuware Corporation (b) ...............         691,406
       5,900   Equifax, Inc. ...........................         201,706
       3,400   IMS Health, Inc. ........................         256,488
       6,250   Keane, Inc. (b) .........................         249,609
       8,000   Nova Corporation (b) ....................         277,500
       8,350   Sungard Data
                 Systems, Inc. (b) .....................         331,391
                                                             -----------
                                                               3,321,479
                                                             -----------
CHEMICALS AND ALLIED PRODUCTS (.94%)
         500   Biogen, Inc. (b) ........................          41,500
       4,300   IDEXX Laboratories, Inc. (b) ............         115,697
       2,250   Watson Pharmaceutical, Inc. (b) .........         141,469
                                                            ------------
                                                                 298,666
                                                             -----------
COMMUNICATIONS BY PHONE, TELEVISION,
RADIO, CABLE (.77%)
       5,650   Brightpoint, Inc. (b) ...................          77,688
       2,400   Century Telephone
                 Enterprise, Inc. ......................         162,000
         221   Intermedia
                 Communications, Inc. (b) ..............           3,812

                                                             -----------
                                                                 243,500
                                                             -----------
DEPOSITORY INSTITUTIONS (1.63%)
       2,700   Dime Bancorp, Inc. ......................          71,381
       3,950   First Union Corporation .................         240,209
       5,150   Wells Fargo & Co. .......................         205,678
                                                             -----------
                                                                 517,268
                                                             -----------
DURABLE GOODS - WHOLESALES (.52%)
       2,800   Federal - Mogul Corporation .............         166,600
                                                             -----------

ELECTRIC, GAS, WATER, COGENERATION,
SANITARY SERVICES (4.99%)
       5,300   Energy East Corporation .................         299,450
       2,300   GPU, Inc. ...............................         101,631
       6,750   Kinder Morgan Energy
                 Partners, L.P. ........................         244,687
       7,250   The Montana Power Company ...............         410,078
       2,600   New Century Energies, Inc. ..............         126,750
       8,700   Waste Management, Inc. ..................         405,638
                                                             -----------
                                                               1,588,234
                                                             -----------

ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (1.76%)
       2,450   ADC
                 Telecommunications, Inc. (b) ..........          85,137
       2,250   Comverse Technology, Inc. (b) ...........         159,750
       1,650   The DII Group, Inc. (b) .................          37,950
      10,000   SMART Modular
                 Technologies, Inc. (b) ................         277,500
                                                             -----------
                                                                 560,337
                                                             -----------

ENGINEERING SERVICES, ACCOUNTING MANAGEMENT (.26%)
       4,800   Corrections Corporation
                 of America (b) ........................          84,600
                                                             -----------

FOOD AND KINDRED PRODUCTS (1.50%)
       2,000   Hershey Foods Corporation ...............         124,375
       2,650   Suiza Foods Corporation (b) .............         134,984
       4,000   Tyson Foods, Inc. .......................          85,000
       5,250   Whitman Corporation .....................         133,219
                                                             -----------
                                                                 477,578
                                                             -----------
FOOD STORES (1.82%)
      7,350    Albertson's Inc. ........................         468,103
      8,550    Casey's General Stores, Inc. ............         111,417
                                                             -----------
                                                                 579,520
                                                             -----------
GENERAL MERCHANDISE STORES (3.74%)
       4,000   Ames Department
                 Stores, Inc. (b) ......................         108,000
       2,900   BJ's Wholesale Club, Inc. (b) ...........         134,306
      35,600   Family Dollar Stores, Inc. ..............         783,200
       4,700   Kmart Corporation (b) ...................          71,969
       2,900   Saks, Incorporated (b) ..................          91,531
                                                             -----------
                                                               1,189,006
                                                             -----------
HEALTH SERVICES (1.39%)
       6,250   Columbia/HCA
                 Healthcare Corporation ................         154,688
       6,600   Health Management
                 Associates, Inc. (b) ..................         142,725
       9,400   HEALTHSOUTH
                 Corporation (b) .......................         145,113
                                                             -----------
                                                                 442,526
                                                             -----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================

                              CONSECO BALANCED FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                DECEMBER 31, 1998

  NUMBER OF
   SHARES              SECURITY                                 VALUE
 -----------           ---------                               -------

HOME FURNITURE AND EQUIPMENT STORES (.35%)
       1,800   Best Buy Co., Inc. (b) ..................     $   110,475
                                                             -----------

HOTELS, OTHER LODGING PLACES (.91%)
      26,100   Fairfield Communities, Inc. (b) .........         288,731
                                                             -----------

INDUSTRIAL COMMERCIAL MACHINERY, COMPUTERS (4.99%)
       2,000   The Black & Decker Corporation ..........         112,125
      10,250   Ceridian Corporation ....................         715,578
       1,300   EMC Corporation (b) .....................         110,500
       1,300   Lexmark International
                 Group, Inc. (b) .......................         130,650
       9,150   Mettler - Toledo
                 International, Inc. (b) ...............         256,772
       3,950   Pitney Bowes, Inc. ......................         260,947
                                                             -----------
                                                               1,586,572
                                                             -----------
INSURANCE COMPANIES (1.56%)
       2,050   Ambac Financial Group, Inc. .............         123,384
       1,500   The MONY Group, Inc. (b) ................          46,968
       2,350   Nationwide Financial
                 Services, Inc. ........................         121,466
       4,900   Provident Companies, Inc. ...............         203,350
                                                             -----------
                                                                 495,168
                                                             -----------

MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (3.20%)
       1,350   Guidant Corporation .....................         148,838
       7,600   SCI Systems, Inc. (b) ...................         438,900
       6,050   Sybron International
                 Corporation (b) .......................         164,484
       3,050   Waters Corporation (b) ..................         266,113
                                                             -----------
                                                               1,018,335
                                                             -----------
MISCELLANEOUS RETAIL (.55%)
       5,000   Omnicare, Inc. ..........................         173,750
                                                             -----------

NON-DEPOSITORY CREDIT INSTITUTIONS (.59%)
       1,050   Capital One Financial Corporation .......         120,750
         900   Providian Financial Corporation .........          67,500
                                                             -----------
                                                                 188,250
                                                             -----------
NON-DURABLE GOODS WHOLESALE (2.71%)
       6,200   Bergen Brunswig
                 Corporation ...........................         216,225
       2,700   Enron Corporation .......................         154,069
       3,800   RICHFOOD HOLDINGS, INC. .................          78,850
       8,450   U.S. Foodservice (b) ....................         414,050
                                                             -----------
                                                                 863,194
                                                             -----------
PERSONAL SERVICES (.94%)
       6,650   H & R Block, Inc. .......................         299,250
                                                             -----------

PRINTING, PUBLISHING AND ALLIED LINES (.52%)
       4,000   American
                 Greetings Corporation .................     $   164,250
                                                             -----------

SOCIAL SERVICES (.36%)
       3,900   Covance, Inc . (b) ......................         113,587
                                                             -----------

STONE, CLAY, GLASS, CONCRETE (.30%)
       1,600   Southdown, Inc. .........................          94,700
                                                             -----------

TEXTILE MILL PRODUCTS (.86%)
      11,300   Shaw Industries, Inc. ...................         274,025
                                                             -----------

TRANSIT AND PASSENGER TRANSPORTATION (1.01%)
       9,300   Coach USA, Inc. (b) .....................         322,594
                                                             -----------
               TOTAL COMMON STOCKS
                 (COST $13,153,436) ....................     $16,099,532
                                                             ===========

PREFERRED STOCKS (2.40% OF TOTAL INVESTMENTS) (a)

COMMUNICATIONS BY PHONE, TELEVISION,
RADIO, CABLE (.75%)
          18   IXC Communications, Inc.,
                 Series B, PIK (d) 12.500%,
                 due 08/15/2009 ........................          18,450
      12,000   Intermedia
                 Communications, Inc.,
                 7.000% (c) Cost - $300,000;
                 Acquired - 10/24/1997 .................         219,000
                                                            ------------
                                                                 237,450
                                                            ------------

INSURANCE CARRIERS (.65%)
       8,000   Lincoln National Corp.
                 TOPrS (d), 6.400%, ....................         207,500
                                                            ------------

MEASURING INSTRUMENTS, PHOTO GOODS,
WATCHES (1.00%)
       5,300   River Holding Corp., 11.500% ............         319,325
                                                            ------------
               TOTAL PREFERRED STOCKS
                 (COST $1,042,505) .....................         764,275
                                                            ============

PREFERRED STOCKS -- CONVERTIBLE
(.94% OF TOTAL INVESTMENTS) (a)

ELECTRIC, GAS, WATER, COGENERATION,
SANITARY SERVICES (.94%)
       6,000   The AES Corporation Trust II,
                 5.500%, (c) Cost - $300,000;
                 Acquired - 10/24/1997 .................         297,750
                                                           -------------
               TOTAL PREFERRED STOCKS --
                 CONVERTIBLE
                 (COST $300,000)                              $  297,750
                                                           =============


   The accompanying notes are an integral part of these financial statements.

================================================================================
                              CONSECO BALANCED FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                DECEMBER 31, 1998

  NUMBER OF
   SHARES              SECURITY                                 VALUE
 -----------           ---------                               -------

CORPORATE BONDS (27.92% OF TOTAL INVESTMENTS) (a)

AIR TRANSPORTATION (.50%)
     150,000   CHC Helicopter Corporation,
                 11.500%, DUE 07/15/2002 ...............     $   158,250
                                                             -----------

APPAREL AND OTHER FINISHED PRODUCTS (.31%)
     100,000   Tommy Hilfiger Corporation,
                 6.500%, due 06/01/2003 ................          98,685
                                                             -----------

AUTO REPAIR AND PARKING (1.34%)
     400,000   Amerco-MTN, 7.470%,
                 due 01/15/2027 ........................         426,107
                                                             -----------

BUILDING CONSTRUCTION, GENERAL CONTRACTORS, OPERATIVE
BUILDERS (.77%)
     100,000   D.R. Horton, Inc., 8.375%,
                 due 06/15/2004 ........................          99,500
     150,000   K. Hovnanian Enterprises, Inc.,
                 9.750%, due 06/01/2005 ................         144,750
                                                             -----------
                                                                 244,250
                                                             -----------

BUSINESS SERVICES (.46%)
     250,000   Pinnacle Holdings, Inc.,
                 0.000%, due 03/15/2008 ................         146,875
                                                             -----------

COAL MINING (.38%)
     150,000   Lodestar Holdings, Inc.,
                 11.500%, due 05/15/2005 (c)
                 Cost - $150,000;
                 Acquired - 05/12/1998 .................         120,750
                                                             -----------

COMMUNICATIONS BY PHONE, TELEVISION,
RADIO, CABLE (4.12%)
     150,000   Cable and Wireless
                 Communications PLC, 6.375%,
                 due 03/06/2003 ........................         150,513
     300,000   CSC Holdings, Inc., 7.250%,
                 due 07/15/2008 ........................         301,290
     200,000   Lenfest Communications, Inc.,
                 8.375%, due 11/01/2005 ................         217,000
     100,000   Park N View Inc.,
                 13.000%, due 05/15/2008 (c)
                 Cost - $100,000;
                 Acquired - 11/13/1998 .................          78,500
     100,000   SK Telecom Co., Ltd.,
                 7.750%, due 04/29/2004 ................          89,814
     350,000   Sprint Capital Corporation,
                 6.875%, due 11/15/2028 ................         364,609
     100,000   Viacom, Inc., 7.750%,
                 due 06/01/2005 ........................         109,331
                                                             -----------
                                                               1,311,057
                                                             -----------

DEPOSITORY INSTITUTIONS(.48%)
     150,000   Union Planters Bank, National
                 Association, 6.500%,
                 due 03/15/2008 ........................      $  152,889
                                                             -----------
ELECTRIC, GAS, WATER, COGENERATION,
SANITARY SERVICES (2.27%)
     700,000   Waste Management, Inc.,
                 6.625%, due 07/15/2002 ................         721,601
                                                             -----------
FOOD STORES (1.42%)
     300,000   Kroger Co., 6.000%,
                 DUE 07/01/2000 ........................         301,262
     150,000   Safeway, Inc., 5.750%,
                 due 11/15/2000 ........................         150,448
                                                             -----------
                                                                 451,710
                                                             -----------
GENERAL MERCHANDISE STORES (.48%)
     150,000   Shopko Stores, Inc., 6.500%,
                 due 08/15/2003 ........................         153,489
                                                             -----------

HOTELS, OTHER LODGING PLACES (1.11%)
     350,000   HMH Properties, Inc., 8.450%,
                 due 12/01/2008 ........................         351,750
                                                             -----------

INSURANCE COMPANIES (.32%)
     100,000   Terra Nova Insurance (UK)
                 Holdings PLC, 7.000%,
                 due 05/18/2008 ........................         103,030
                                                             -----------

LUMBER AND WOOD PRODUCTS, EXCEPT FURNITURE (1.64%)
     500,000   West Fraser Mill, 7.250%,
                 due 09/15/2002 (C)
                 Cost - $499,920;
                 Acquired - 01/06/1997 .................         522,207
                                                             -----------

MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (1.11%)
     350,000   Bausch & Lomb, Inc., 6.150%,
                 due 08/01/2001 ........................         351,791
                                                             -----------

MISCELLANEOUS MANUFACTURING (.29%)
     200,000   V2 Music Holdings,
                 0.000%/14.000%, STEP (d),
                 due 04/15/2008 (c)
                 Cost - $102,402;
                 Acquired - 05/07/1998 .................          93,000
                                                             -----------
MISCELLANEOUS RETAIL (.33%)
     100,000   Michaels Stores, Inc.,
                 10.875%, due 06/15/2006 ...............         104,750
                                                             -----------

NON-DEPOSITORY CREDIT INSTITUTIONS (.48%)
     150,000   Key Bank USA, National
                 Association, Bank note,
                 6.500%, due 10/15/2027 ................         151,928
                                                             -----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================

                              CONSECO BALANCED FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                DECEMBER 31, 1998

  NUMBER OF
   SHARES              SECURITY                                 VALUE
 -----------           ---------                               -------

OIL AND GAS EXTRACTION (2.50%)
     100,000   Parker Drilling Company, 9.750%,
                 Due 11/15/2006 ........................    $     89,500
     500,000   Triton Energy Ltd., 9.250%,
                 due 04/15/2005 ........................         457,500
     100,000   Vastar Resources, Inc., 6.000%,
                 due 04/20/2000 ........................         100,173
     150,000   Williams Holdings of Delaware,
                 Inc., 6.500%, due 12/01/2008 ..........         148,611
                                                            ------------
                                                                 795,784
                                                            ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (4.19%)
     250,000   Avalonbay Communities, Inc.
                 6.500%, due 07/15/2003 ................         246,462
     300,000   Colonial Realty Limited
                 Partnership, 7.000%,
                 due 07/14/2007 ........................         287,578
     150,000   EOP Operating Limited
                 Partnership, 6.763%,
                 due 06/15/2007 ........................         148,079
     150,000   Simon Debartolo Group, L.P.,
                 6.750%, due 06/15/2005 ................         147,608
     500,000   United Dominion Realty
                 Trust, Inc., 8.125%,
                 due 11/15/2000 ........................         502,288
                                                            ------------
                                                               1,332,015
                                                            ------------

REAL ESTATE OPERATORS, AGENTS, MANAGERS (.83%)
     100,000   Corporate Property Investment,
                 9.000%, due 03/15/2002 (c)
                 Cost - $109,680;
                 Acquired -03/17/1998 ..................         108,507
     150,000   Toll Corp., 8.750%,
                 due 11/15/2006 ........................         154,500
                                                            ------------
                                                                 263,007
                                                            ------------

SECURITY AND COMMODITY BROKERS (1.98%)
     350,000   Lehman Brothers Holdings, Inc.,
                 6.330%, Due 08/01/2000 ................         350,239
     250,000   Lehman Brothers Holdings, Inc.,
                 8.500%, due 05/01/2007 ................         278,938
                                                            ------------
                                                                 629,177
                                                            ------------
STONE, CLAY, GLASS, CONCRETE (.32%)
     100,000   Owens Corning,
                 7.500%, due 05/01/2005 ................         102,943
                                                            ------------
TRANSPORTATION EQUIPMENT (.29%)
     100,000   Stena Line AB, 10.625%,
                 due 06/01/2008 ........................          90,500
                                                            ------------
               TOTAL CORPORATE BONDS
                 (COST $9,009,165) .....................    $  8,877,545
                                                            ============

MUNICIPAL BONDS (2.74% of total investments) (a)
     250,000   Capital Projects Finance
                 Authority, Florida Revenue,
                 8.000%, Due 12/01/2001 ................    $    252,741
     250,000   Louisiana Department of
                 Public Safety, 6.650%,
                 due 11/01/2008 ........................         268,432
     350,000   Mississippi Development Bank,
                 Special Obligation, Series 1998,
                 8.500% due 12/01/2018 .................         350,000
                                                            ------------
               TOTAL MUNICIPAL BONDS
                 (COST $850,000) .......................         871,173
                                                            ============

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(10.35% OF TOTAL INVESTMENTS) (a)
     400,000   U.S. Treasury Note, 5.750%,
                 due 04/30/2003 ........................         416,250
     250,000   U.S. Treasury Note, 5.375%,
                 due 06/30/2003 ........................         257,188
     200,000   U.S. Treasury Note, 7.250%,
                 due 05/15/2004 ........................         224,188
   1,850,000   U.S. Treasury Note, 6.500%,
                 due 05/15/2005 ........................       2,028,063
      75,000   U.S. Treasury Note, 4.750%,
                 due 11/15/2008 ........................          75,609
     260,000   U.S. Treasury Note, 6.125%,
                 due 11/15/2027 ........................         291,281
                                                            ------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (COST $3,198,552) .....................       3,292,579
                                                            ============

COMMERCIAL PAPER (5.03% OF TOTAL INVESTMENTS) (a)

OIL AND GAS EXTRACTION (5.03%)
   1,600,000   KOCH INDUSTRIES, INC.,
                 5.250% DUE 01/04/1999 .................       1,599,119
                                                            ------------
               TOTAL COMMERCIAL PAPER
                 (COST $1,599,067) .....................       1,599,119
                                                            ------------
               TOTAL INVESTMENTS IN
                 SECURITIES
                  (COST $29,152,725) ...................    $ 31,801,973
                                                            ============
-------------------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b) Non-dividend paying common stock.
(c) Restricted under Rule 144A of the Securities Act of 1933.
(d) PIK -- Payment In Kind.
    TOPrS -- Trust Originated Preferred Securities.
    STEP -- Bonds where the coupon increases or steps up at a predetermined rate.


   The accompanying notes are an integral part of these financial statements.

PORTFOLIO MANAGER'S REVIEW
CONSECO EQUITY FUND
--------------------------------------------------------------------------------

     Your portfolio provides a value-oriented, broadly-diversified way to invest in some of America's most profitable mid-sized companies with the objective of earning potentially higher returns over the long-term.
     With the close of 1998, we said goodbye to one of the most volatile years in the history of the stock market. Given our focus on mid-cap growth stocks, your fund shared in this volatility as mid-cap and small-cap stocks struggled to keep up with their larger counterparts.
     However, despite this widening gap in earnings growth and valuations between these two groups, we believe a period of significant out-performance by high quality, mid-cap growth stocks may be in store, during 1999.

     AMERICAN INVESTORS MAINTAINED  COMPOSURE

     1998 opened up with strong negative sentiment surrounding foreign markets and their potential to adversely affect the United States economy. However, true to form, the American consumer maintained a relatively high level of composure during this down period. By the end of January, the market heated up and began to expand, reinforced by lower rates and a wave of refinancings. By mid-summer, investor confidence levels were at a record high.
     As we entered the second half of the year, extreme valuations particularly in the larger capitalization stocks were setting the stage for a material correction. A confluence of overseas economic downturns led to the Long Term Capital Management debacle (which led to a Fed-assisted, $3.5 billion bailout), when coupled with a slowing of earnings reported by American companies, combined to drive the market down. In hindsight, this period definitely was a bear market which lasted from September to late October.

     FED CUTS RESTORE CONSUMER CONFIDENCE

     Within a period of just over two months, nearly every major index had corrected by 20 percent or more. Just as consumer confidence had been the keystone for the market in the early part of the year, the Federal Reserve acted quickly to restore the erosion in this vital component. Three quick rate cuts resulted in restored consumer and market confidence.
     Consequently, the year's final stanza opened with financial managers holding high cash levels in portfolios. These managers felt compelled to put much of this money to work -- even with growth concerns still on the front burner -- in large cap growth stocks which bolted to new highs and returned historically high valuation levels.
     However, our proprietary, bottom-up research told us these stocks were overvalued and our disciplined style enabled us to hold our strategic, mid-cap course. As a result, within this volatile market, your fund returned a solid
16.11 percent (Class A shares)* on its investments for the year.

     1999 INVESTMENT STRATEGY

     Looking ahead to 1999, we see several events unfolding the market that will reinforce our investment strategy.
     First -- with 18 percent earnings growth expected for the Mid-Cap 400 and a forward price-earnings ratio (P/E) of 18.7 -- we believe the mid-cap sector will receive an increasing amount of



------------------------------
* TOTAL RETURN DOES NOT REFLECT SALES LOAD DEDUCTION.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
--------------------------------------------------------------------------------

investor attention. This will be especially true if the market struggles with low or flat earnings growth for the S&P 500 stocks which trade at an average forward P/E ratio of 26.
     Given that many portfolio managers likely own a higher percentage of mid-caps, this kind of environment will favor our management style and increase the probability that actively managed funds -- such as yours -- will outpace passive indexing.
     Secondly, we see a Fed committed to keeping interest rates low enough to maintain rational credit markets, a healthy consumer and a stable, non-inflating U.S. economy. Given this bias, the Fed's actions should serve as a driver for continued earnings growth in consumer oriented industries such as retail, durables, textiles, foods, media and financial services.
     In fact, there's a real possibility we are still in the midst of that earnings trough that could actually turn out to be quite positive for consumer related stocks -- given high and stable wages and employment coupled with lower interest rates. With no central overriding concerns (such as inflation vs. deflation) dictating current Fed policy, Fed governors should be poised to deliver whatever antidote is necessary to keep markets healthy amid a widespread earnings malaise.

     POCKETS OF POTENTIAL VALUE EMERGING

     Finally, we see a market that is admittedly expensive overall, but with pockets of value which will allow for the possibility of out-performance by bottom-up, research-driven portfolio managers like us. Our strategy will be to remain committed to our mid-cap growth discipline by focusing on a core group of high-quality company names upon which we can build through the inevitable periods of volatility which lie ahead.


Thomas J. Pence, CFA
Senior Vice President, Equity Investments
Portfolio Manager
CONSECO CAPITAL MANAGEMENT, INC.


      [The following table represents a line chart in the printed report.]



                  Conseco Equity Fund     S&P 400 Midcap       S&P 500
                       Class A
1/2/97                  9.426                10.000                10
12/31/97               11.583                13.225            13.336
12/31/98               13.45                 15.754            17.146


                               AVERAGE TOTAL RETURN
                             -------------------------
                              1 YEAR  SINCE INCEPTION
                             -------------------------
Class A (INCEPTION 1/2/97)     9.43%           34.50%
Class B (INCEPTION 1/28/98)      n/a            9.44%
Class C (INCEPTION 2/19/98)      n/a            6.14%
Class Y (INCEPTION 1/2/97)    16.82%           44.28%




------------------------
CLASS A SHARE PERFORMANCE REFLECTS THE DEDUCTION OF THE MAXIMUM SALES LOAD FROM THE INITIAL $10,000 INVESTMENT. CLASS B AND C SHARE PERFORMANCE REFLECTS THE DEDUCTION OF EACH CLASS'S RESPECTIVE MAXIMUM CONTINGENT DEFERRED SALES LOAD. AVERAGE TOTAL RETURN IS PROVIDED IN ACCORDANCE WITH SECGUIDELINES FOR COMPARATIVE PURPOSES AND REFLECTS CERTAIN VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS THROUGH APRIL 30, 1999. IF THE WAIVERS WERE NOT IN PLACE, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

================================================================================

                               CONSECO EQUITY FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                December 31, 1998

  NUMBER OF
   SHARES              SECURITY                                 VALUE
 -----------           ---------                               -------

COMMON STOCKS (95.14% OF TOTAL INVESTMENTS) (a)

APPAREL AND ACCESSORY STORES (1.98%)
      22,000   Abercrombie & Fitch Co. (b) .............     $ 1,556,500
       4,200   Payless Shoesource, Inc. (b) ............         198,975
                                                             -----------
                                                               1,755,475
                                                             -----------

APPAREL AND OTHER FINISHED PRODUCTS (1.00%)
      14,700   Tommy Hilfiger Corporation, .............         882,000
                                                             -----------

AUTO REPAIR AND PARKING (.76%)
      14,750   The Hertz Corporation ...................         672,969
                                                             -----------

BUSINESS SERVICES (19.78%)
      50,050   Affiliated Computer
                 Services, Inc. (b) ....................       2,252,250
      14,850   America Online, Inc. ....................       2,376,000
      24,300   Applied Graphics
                 Technologies, Inc. (b) ................         400,950
      40,150   Cadence Design
                 Systems, Inc. (b) .....................       1,194,462
       7,050   Citrix Systems, Inc. (b) ................         684,291
      47,350   Compuware Corporation ...................       3,699,219
      32,250   Equifax, Inc. ...........................       1,102,547
      17,550   IMS HEALTH, Inc. ........................       1,323,928
      32,800   Keane, Inc. (b) .........................       1,309,950
      42,150   Nova Corporation (b) ....................       1,462,078
      42,700   Sungard Data Systems, Inc. (b) ..........       1,694,656
                                                             -----------
                                                              17,500,331
                                                             -----------

CHEMICALS AND ALLIED PRODUCTS (1.78%)
       2,700   Biogen, Inc. (b) ........................         224,100
      22,850   IDEXX Laboratories, Inc. (b) ............         614,808
      11,650   Watson
                 Pharmaceutical, Inc. (b) ..............         732,494
                                                             -----------
                                                               1,571,402
                                                             -----------

COMMUNICATIONS BY PHONE, TELEVISION,
RADIO, CABLE (1.45%)
      29,500   Brightpoint, Inc. (b) ...................         405,625
      13,050   Century Telephone
                 Enterprise, Inc. ......................         880,875
                                                             -----------
                                                               1,286,500
                                                             -----------

DEPOSITORY INSTITUTIONS (3.10%)
      13,350   DIME BANCORP, INC. ......................         352,941
      21,400   First Union Corporation .................       1,301,387
      27,300   Wells Fargo & Co. .......................       1,090,294
                                                             -----------
                                                               2,744,622
                                                             -----------

DURABLE GOODS - WHOLESALE (.96%)
      14,200   Federal-Mogul Corp ......................         844,900
                                                             -----------

ELECTRIC, GAS, WATER, COGENERATION,
SANITARY SERVICES (9.32%)
      27,850   Energy East Corporation .................       1,573,525
      11,100   GPU, Inc. ...............................         490,481
      36,050   Kinder Morgan
                 Energy Partners, L.P. .................       1,306,812
      38,000   The Montana Power Company ...............       2,149,375
      12,250   New Century Energies, Inc. ..............         597,188
      45,550   Waste Management, Inc. ..................       2,123,769
                                                             -----------
                                                               8,241,150
                                                             -----------

ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (3.31%)
      12,900   ADC
                 Telecommunications, Inc. (b) ..........         448,275
      11,550   Comverse Technology, Inc. (b) ...........         820,050
       8,800   The DII Group, Inc. (b) .................         202,400
      52,500   SMART Modular
                 Technologies, Inc. (b) ................       1,456,875
                                                             -----------
                                                               2,927,600
                                                             -----------

ENGINEERING SERVICES, ACCOUNTING MANAGEMENT (.49%)
      24,700   Corrections Corporation
                 of America (b) ........................         435,338
                                                             -----------

FOOD AND KINDRED PRODUCTS (2.79%)
      10,400   Hershey Foods Corporation ...............         646,750
      14,100   Suiza Foods Corporation (b) .............         718,219
      20,500   Tyson Foods, Inc. .......................         435,625
      26,350   Whitman Corporation .....................         668,631
                                                             -----------
                                                               2,469,225
                                                             -----------

FOOD STORES (3.38%)
      38,000   Albertson's, Inc. .......................       2,420,125
      43,650   Casey's General Store, Inc. .............         568,814
                                                             -----------
                                                               2,988,939
                                                             -----------
GENERAL MERCHANDISE STORES (6.91%)
      20,200   Ames Department
                 Stores, Inc. (b) ......................         545,400
      14,650   BJ's Wholesale Club, Inc. (b) ...........         678,478
     183,650   Family Dollar Stores, Inc. ..............       4,040,300
      24,450   Kmart Corporation (b) ...................         374,391
      15,050   Saks Incorporated (b) ...................         475,016
                                                             -----------
                                                               6,113,585
                                                             -----------
HEALTH SERVICES (2.66%)
      33,900   Columbia/HCA
                 Healthcare Corporation ................         839,025
      34,550   Health Management
                 Associates, Inc. (b) ..................         747,144
      49,800   HEALTHSOUTH Corporation (b) .............         768,787
                                                             -----------
                                                               2,354,956
                                                             -----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================

                               CONSECO EQUITY FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                December 31, 1998

  NUMBER OF
   SHARES              SECURITY                                 VALUE
 -----------           ---------                               -------

HOME FURNITURE AND EQUIPMENT STORES (.68%)
       9,750   Best Buy Co., Inc. (b) ..................     $   598,406
                                                             -----------

HOTELS, OTHER LODGING PLACES (1.58%)
     126,770   Fairfield Communities, Inc. (b) .........       1,402,393
                                                             -----------

INDUSTRIAL, COMMERCIAL MACHINERY, COMPUTERS (9.34%)
      10,050   The Black &
                 Decker Corporation ....................         563,428
      53,450   Ceridian Corporation ....................       3,731,478
       6,800   EMC Corporation (b) .....................         578,000
       6,650   Lexmark International
                 Group, Inc. (b) .......................         668,325
      47,700   Mettler - Toledo
                 International, Inc. (b) ...............       1,338,581
      20,900   Pitney Bowes, Inc. ......................       1,380,706
                                                             -----------
                                                               8,260,518
                                                             -----------

INSURANCE COMPANIES (2.97%)
      11,000   Ambac Financial Group, Inc. .............         662,062
       7,900   The MONY Group, Inc. (b) ................         247,369
      12,750   Nationwide Financial
                 Services, Inc. ........................         659,016
      25,650   Provident Companies, Inc. ...............       1,064,475
                                                             -----------
                                                               2,632,922
                                                             -----------

MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (6.12%)
       7,100   Guidant Corporation .....................         782,775
      40,600   SCI Systems, Inc. (b) ...................       2,344,650
      32,700   Sybron International
                 Corporation (b) .......................         889,031
      16,050   Waters Corporation (b) ..................       1,400,362
                                                             -----------
                                                               5,416,818
                                                             -----------

MISCELLANEOUS RETAIL (1.03%)
      26,250   Omnicare, Inc. ..........................         912,187
                                                             -----------

NON-DEPOSITORY CREDIT INSTITUTIONS (1.11%)
       5,450   Capital One
                 Financial Corporation .................         626,750
       4,800   Providian
                 Financial Corporation .................         360,000
                                                             -----------
                                                                 986,750
                                                             -----------

NON-DURABLE GOODS WHOLESALE (5.14%)
      33,700   Bergen Brunswig Corporation .............       1,175,287
      13,500   Enron Corp. .............................         770,344
      20,300   Richfood Holdings, Inc. .................         421,225
      44,450   U.S. Foodservice (b) ....................       2,178,050
                                                             -----------
                                                               4,544,906
                                                             -----------

PERSONAL SERVICE (1.73%)
      34,000   H & R Block, Inc. .......................       1,530,000
                                                             -----------

PRINTING, PUBLISHING AND ALLIED LINES (1.01%)
      21,650   American
                 Greetings Corporation .................         889,003
                                                             -----------

SOCIAL SERVICES (.67%)
      20,350   Covance, Inc. (b) .......................         592,694
                                                             -----------

STONE, CLAY, GLASS, CONCRETE PRODUCTS (.55%)
       8,250   SOUTHDOWN, INC. .........................         488,297
                                                             -----------

TEXTILE MILL PRODUCTS (1.61%)
      58,650   Shaw Industries, Inc. ...................       1,422,263
                                                             -----------

TRANSIT AND PASSENGER TRANSPORTATION (1.93%)
      49,150   Coach USA, Inc. (b) .....................       1,704,891
                                                             -----------
               TOTAL COMMON STOCKS
                 (COST $68,438,801) ....................     $84,171,040
                                                             ===========
  Principal
   Amount
 -----------
COMMERCIAL PAPER (4.86% of total investments) (a)

OIL & GAS EXTRACTION (4.86%)
   4,300,000   Koch Industries, Inc., 5.250%
                 due 01/04/1999 ........................      4,297,632
                                                             -----------
               TOTAL COMMERCIAL PAPER
                 (COST $4,297,492) .....................     $ 4,297,632
                                                             -----------
               TOTAL INVESTMENTS IN
                 SECURITIES
                 (COST $72,736,293) ....................     $88,468,672
                                                             ===========


------------------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b)  Non-dividend paying common stock.


   The accompanying notes are an integral part of these financial statements.

PORTFOLIO MANAGER'S REVIEW
CONSECO 20 FUND
--------------------------------------------------------------------------------

     Total return-oriented, your fund invests at least 65 percent of its assets in a concentrated portfolio of approximately 20 to 30 common stocks with attractive growth prospects.
     In light of the year's volatile international and domestic market environment, we were pleased with our portfolio's overall performance. The fund finished the year with a strong fourth quarter, delivering a 29.7 percent (Class A shares)* return -- more than eight percent ahead of the S&P 500 which finished at 21.3 percent for the fourth quarter.
     This strong performance enabled us to close out the year with an annual return of 28 percent (Class A shares),* as compared to the S&P 500 return of
28.6 percent.

     S&P 500 DOESN'T REVEAL THE BIG PICTURE

     This was an unusual year characterized by poor performance among energy and financial stocks and out-performance primarily by the largest companies reported in the S&P 500 and the NASDAQ indices.
     This view is further supported by the 39.63 percent return of the technology-heavy NASDAQ composite and even more dramatically by the performance of the largest 100 companies in that index (NASDAQ 100) which returned 85.3 percent for the year.
     However, these statistics really provide only a partial snapshot of the market rather than the full story. In spite of the strong performance of the S&P 500 and the NASDAQ, broader markets were on a roller coaster of world events and reacting to an overwhelming diet of news media coverage of corporate earnings, political struggles, international economic upheavals, and movement within our own economy.

     EVENTS AND NEWS COVERAGE IMPACTED CONFIDENCE

     We saw negative sentiment climax at the end of the third quarter and the beginning of the fourth quarter as several incidents transpired to generate significant volatility and uncertainty.
     These episodes ranged from the near collapse of Long Term Capital Management (which survived thanks to a private $3.5 billion bailout engineered by the Fed), to the lurid details rolling out from the Clinton purjury investigations and impeachment hearings -- to escalating fears about both the Japanese banking crisis, Russian defaults and Brazilian currency devaluations.
     In addition, fears of declining earnings in S&P 500, coupled with the possibility of a United States economic recession, led to a severe decline in investor sentiment until the Federal Reserve stepped in with three rapid rate cuts that restored confidence.

     TALENTED ANALYSTS UNCOVER OPPORTUNITIES

     Our fourth quarter performance benefited greatly from the ongoing proprietary research carried out by our experienced and talented analysts. We're pleased with our staff's efforts to exploit the market's volatility by locating several high quality investments, trading at valuations which didn't reflect the fundamentals of the company.
     Among our best performers were the shares of MCI Worldcom, Compuware, EMC and Pitney Bowes -- all purchased when their stocks were down during the market correction.



-----------------------------------
* TOTAL RETURN DOES NOT REFLECT SALES LOAD DEDUCTION.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
--------------------------------------------------------------------------------


     FED MAY HAVE TO KEEP BAILING

     The 1999 market environment presents us with several major uncertainties. As we prepare and write this year-end report to you, the world markets are reacting to the unexpected resignation of Brazil's finance minister and the devaluation of its currency. Furthermore, Japan's market appears headed for new lows and the crunch time for the year 2000 and associated Y2K issues will be quickly upon us.
     And finally, early in the new year consensus earnings growth for the S&P 500 composite is lackluster at best while valuations are at all-time highs. So, while the iceberg that hit the market in September and October of last year didn't push the market off the course for new highs, we think even the venerable Fed chairman may need to keep bailing in order for the markets to continue their progress in 1999.

     WELL POSITIONED WITH HIGH QUALITY

     Your fund is well-positioned with investments in high quality companies exhibiting strong and highly visible earnings growth that we feel will successfully weather any ongoing market volatility.


Erik J. Voss, CFA
Assistant Vice President
Portfolio Manager
CONSECO CAPITAL MANAGEMENT, INC.



                       Conseco 20 Fund
                          Class A              S&P 400 Midcap     S&P 500
                       ---------------         --------------     -------
1/1/98                    9.426                  10.000             10
12/31/98                 12.064                  11.911         12.857








                               AVERAGE TOTAL RETURN
                             -------------------------
                                  SINCE INCEPTION
                             -------------------------
Class A (INCEPTION 1/1/98)            20.64%
Class B (INCEPTION 2/18/98)            7.71%
Class C (INCEPTION 3/10/98)            2.76%
Class Y (INCEPTION 4/6/98)             2.84%


CLASS A SHARE PERFORMANCE REFLECTS THE DEDUCTION OF THE MAXIMUM SALES LOAD FROM THE INITIAL $10,000 INVESTMENT. CLASS B AND C SHARE PERFORMANCE REFLECTS THE DEDUCTION OF EACH CLASS'S RESPECTIVE MAXIMUM CONTINGENT DEFERRED SALES LOAD. AVERAGE TOTAL RETURN IS PROVIDED IN ACCORDANCE WITH SECGUIDELINES FOR COMPARATIVE PURPOSES AND REFLECTS CERTAIN VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS THROUGH APRIL 30, 1999. IF THE WAIVERS WERE NOT IN PLACE, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

================================================================================

                                 CONSECO 20 FUND
                     STATEMENT OF INVESTMENTS IN SECURITIES
                                December 31, 1998

   NUMBER
  OF SHARES            SECURITY                                 VALUE
 -----------           ---------                               -------

COMMON STOCKS (90.68% of total investments) (a)

APPAREL AND ACCESSORY STORES (3.60%)
      18,500   Abercrombie & Fitch Co. (b) .............     $ 1,308,875
      19,100   Burlington Coat
                 Factory Warehouse .....................         311,569
                                                             -----------
                                                               1,620,444
                                                             -----------

BUSINESS SERVICES (24.32%)
      59,400   Affiliated Computer
                 Services, Inc. (b) ....................       2,673,000
      28,850   Compuware Corporation (b) ...............       2,253,906
      36,400   Equifax, Inc. ...........................       1,244,425
      21,900   IMS HEALTH, Inc. ........................       1,652,081
      21,600   Keane, Inc. (b) .........................         862,650
      21,150   Nova Corporation (b) ....................         733,641
      38,550   Sungard Data Systems, Inc. (b) ..........       1,529,953
                                                             -----------
                                                              10,949,656
                                                             -----------

CHEMICALS AND ALLIED PRODUCTS (1.97%)
      11,800   Warner - Lambert, Co. ...................         887,212
                                                             -----------

COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE
(4.15%)
      26,050   MCI Worldcom, Inc. ......................       1,869,087
                                                             -----------

DEPOSITORY INSTITUTIONS (3.57%)
      40,250   Wells Fargo & Co. .......................       1,607,484
                                                             -----------

ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICES
(10.35%)
      28,350   The Montana Power Company ...............       1,603,547
      65,550   Waste Management, Inc. ..................       3,056,269
                                                             -----------
                                                               4,659,816
                                                             -----------

FOOD STORES (3.69%)
      20,000   Albertson's, Inc. .......................       1,273,750
      29,900   Casey's General Store, Inc. .............         389,634
                                                             -----------
                                                               1,663,384
                                                             -----------

GENERAL MERCHANDISE STORES (1.91%)
      15,850   Dayton - Hudson Corporation .............         859,863
                                                             -----------

HEALTH SERVICES (3.32%)
      46,450   Columbia/HCA
                 Healthcare Corporation ................       1,149,637
      22,300   HEALTHSOUTH Corporation (b) .............         344,256
                                                             -----------
                                                               1,493,893
                                                             -----------

INDUSTRIAL, COMMERCIAL MACHINERY,
COMPUTERS (14.79%)
      37,100   Ceridian Corporation ....................       2,590,044
       4,800   EMC Corporation (b) .....................         408,000
      39,350   Mettler - Toledo
                 International, Inc. (b) ...............       1,104,259
      38,700   Pitney Bowes, Inc. ......................       2,556,619
                                                             -----------
                                                               6,658,922
                                                             -----------

INSURANCE COMPANIES (3.11%)
          20   Berkshire Hathaway, Inc. ................       1,400,000
                                                             -----------

MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (5.20%)
      20,700   SCI Systems, Inc. (b) ...................       1,195,425
      13,150   Waters Corporation (b) ..................       1,147,338
                                                             -----------
                                                               2,342,763
                                                             -----------

NON-DURABLE GOODS WHOLESALE (2.94%)
       3,300   Richfood Holdings, Inc. .................          68,475
      25,600   U.S. Foodservice (b) ....................       1,254,400
                                                             -----------
                                                               1,322,875
                                                             -----------

PERSONAL SERVICE (5.35%)
      53,500   H & R Block, Inc. .......................       2,407,500
                                                             -----------

TRANSIT AND PASSENGER TRANSPORTATION (2.41%)
      31,300   Coach USA, Inc. (b) .....................       1,085,719
                                                             -----------
               TOTAL COMMON STOCKS
                 (COST $33,048,088) ....................     $40,828,618
                                                             ===========
  PRINCIPAL
   AMOUNT
 -----------
COMMERCIAL PAPER (9.32% OF TOTAL INVESTMENTS) (a)

CHEMICALS AND ALLIED PRODUCTS (4.66%)
   2,100,000   Dow Chemical, Inc., 5.220%,
                 due 01/04/1999 ........................       2,098,782
                                                             -----------

OIL AND GAS EXTRACTION (4.66%)
   2,100,000   Koch Industries, Inc., 5.250%,
                 due 01/04/1999 ........................       2,098,844
                                                             -----------
               TOTAL COMMERCIAL PAPER
                 (COST $4,197,557) .....................     $ 4,197,626
                                                             -----------
               TOTAL INVESTMENTS IN
                 SECURITIES
                 (COST $37,245,645) ....................     $45,026,244
                                                             ===========

----------------------------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b)  Non-dividend paying common stock.

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


1. ORGANIZATION
   Conseco Fund Group (the "Trust") is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate series of shares of beneficial interest, each of which represents a separate portfolio of investments. The Trust consists of seven series ("Funds"), each with its own investment objective and investment policies. The Funds are the Conseco Fixed Income Fund, Conseco High Yield Fund, Conseco Convertible Securities Fund, Conseco Balanced Fund, Conseco Equity Fund, Conseco International Fund and Conseco 20 Fund. The Conseco Fixed Income, Conseco Balanced and Conseco Equity Funds became operational and available for sale on January 2, 1997. The Conseco High Yield, Conseco International and Conseco 20 Funds commenced operations on January 1, 1998. The Conseco Convertible Securities Fund became operational and available for sale on September 28, 1998.
   Each one of the Funds has distinct investment objectives. The Conseco Fixed Income Fund invests primarily in investment grade debt securities. The Conseco High Yield Fund invests primarily in below investment grade securities, commonly known as "junk bonds" or high yield securities. The Conseco Convertible Securities Fund invests primarily in below investment grade securities that are convertible into common stock. The Conseco Balanced Fund invests in several asset classes including debt securities, equity securities, and money market instruments. The Conseco Equity Fund invests in selected equity securities and other securities having the investment characteristics of common stocks. The Conseco International Fund invests all of its investable assets in the International Equity Portfolio of AMR Investment Services Trust (the "AMR Trust"), which invests primarily in equity securities of issuers based outside the United States. This "master-feeder" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. The financial statements for the Conseco International Fund are filed based upon the fiscal year end (October 31) of the AMR Trust and are not included in this report. The Conseco 20 Fund concentrates its investments in a core position of approximately 20 to 30 common stocks believed to have above average growth prospects.
   The Funds offer four  classes of shares:  Class A, Class B, Class C and Class
Y. Effective January 2, 1998, the Trust offered Class B and Class C shares. Sales of Class A shares may be subject to a front-end sales charge. Redemptions of Class B and Class C shares may be subject to a contingent deferred sales charge (as a percentage of the offering price or net asset value at the time of sale, whichever is less). Class Y shares are available with no sales charge to certain institutional investors and qualifying individual investors. The Funds are authorized to issue an unlimited number of shares.
   Class B shares have a contingent deferred sales charge for redemptions occurring within six years of their purchase. The contingent deferred sales charge is a percentage of the net asset value of the shares at the date of purchase or the net asset value of the shares at the date of redemption, whichever is less. These charges are 5% in year one, 4% in year two, 3% in year three, 3% in year four, 2% in year five and 1% in year six. Class B will automatically convert to a number of Class A shares of equal dollar value eight years after purchase. This conversion feature benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. Class C shares which are held for less than one year are subject to a contingent deferred sales charge upon redemption in an amount equal to 1% of the lower of the net asset value of the shares at the date of purchase or the net asset value of the shares at the date of redemption. Class C shares held one year or longer are not subject to this contingent deferred sales charge. The contingent deferred sales charge will not apply to shares acquired due to reinvestment of dividends or capital gains distributions.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION, TRANSACTIONS, AND RELATED INVESTMENT INCOME
   The investments in each portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. All Funds may invest in U.S. dollar denominated corporate debt securities of domestic issuers, and all Funds except the Conseco Equity Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar denominated.
   The following summarizes the investments, which carry certain restrictions as to resale from the Trust to certain qualified buyers:

         FUND                             COST      MARKET VALUE    % OF FUND
         -----                            -----     ------------    ----------
Conseco Fixed Income-- bonds           $ 2,313,295   $ 2,312,731      4.80%
Conseco Fixed Income--
  preferred stock                          750,000       784,219      1.63%
Conseco High Yield-- bonds              11,122,773    11,191,685     25.90%
Conseco Convertible
  Securities -- bonds                    1,031,780       995,250      3.67%
Conseco Balanced -- bonds                  962,002       922,964      2.90%
Conseco Balanced- preferred stocks         600,000       516,750      1.62%

================================================================================

                                DECEMBER 31, 1998



These securities are eligible for resale to qualified institutional buyers in transactions exempt from registration under Rule 144A of the Securities Act of 1933.
   In each Fund of the Trust, Fund securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined under policies approved by the Board of Trustees of the Trust. Debt securities with maturities of sixty (60) days or less are valued at amortized cost.

DIVIDENDS TO SHAREHOLDERS
   Dividends from the Conseco Fixed Income, Conseco High Yield and Conseco Convertible Securities Funds will be declared and distributed monthly. Dividends from the Conseco Balanced, Conseco Equity and Conseco 20 Funds will be declared and distributed quarterly. However, the Trustees may decide to declare dividends at other intervals.
   Dividends to shareholders from net investment income are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Any taxable income or gain of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund or Funds to which such gains are attributable. The following summarizes the amount taxable income exceeds net book income:

         FUND                                       AMOUNT
        -------                                   -----------
    Conseco Fixed Income                          $  2,187
    Conseco High Yield                             300,919
    Conseco Convertible Securities                      --
    Conseco Balanced                                96,962
    Conseco Equity                                 386,220
    Conseco 20                                     310,478

ORGANIZATION COSTS
   Costs incurred by all Funds, except the Conseco Convertible Securities Fund, in connection with their organization and public offering of shares totaling $461,794 have been deferred and will be amortized over a period of approximately 5 years beginning with the initial date of sale of shares to the public. Such costs were advanced by Conseco, Inc. ("Conseco") and were reimbursed by the Funds. The proceeds of any redemption of the initial shares (purchased by a subsidiaries of Conseco) by any holder thereof will be reduced by any unamortized organization costs in the same proportion as the number of initial shares being redeemed to the number of initial shares outstanding at the time of such redemption.
   Statement of Position 98-5 ("SOP 98-5") states that organization costs may no longer be capitalized and carried as assets with ratable reduction through amortization. SOP 98-5, as it pertains to the Trust, permits capitalization of organization costs only if the investment company shares are sold to independent third parties prior to June 30, 1998. Due to the commencement of operations of the Conseco Convertible Securities Fund on September 28, 1998, organization costs, related to such Fund, were not capitalized. These costs were incurred by Conseco Capital Management, Inc., (the "Advisor"), a wholly owned subsidiary of Conseco, which serves as investment advisor to the Funds pursuant to investment advisory agreements. The Conseco Convertible Securities Fund is not obligated to reimburse the Advisor for such costs.

FEDERAL INCOME TAXES
   For federal income tax purposes, the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable income and net capital gains to their shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

EXPENSES
   Expenses directly attributable to a Fund are charged to operations. Expenses directly attributable to a Class of shares are charged to that Class. The Fund pays the expenses of its Trustees who are not affiliated persons of the Advisor or Trust.

USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================

                          NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

3. AGREEMENTS WITH SUBSIDIARIES
OF CONSECO

INVESTMENT ADVISORY AGREEMENT
   The Advisor supervises the Trust's management and investment program, performs a variety of services in connection with the management and operation of the Funds and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Advisor or the Trust. The following summarizes the total fees incurred for such services for year ended December 31, 1998, except for the Conseco Convertible Securities Fund which is for the period from commencement of operations (September 28, 1998) through December 31, 1998:

         FUND                                       AMOUNT
         -----                                    ----------
    Conseco Fixed Income                          $146,274
    Conseco High Yield                             145,966
    Conseco Convertible Securities                  55,482
    Conseco Balanced                               166,164
    Conseco Equity                                 534,249
    Conseco 20                                     166,646

   Under the investment advisory agreements, the Advisor receives an investment advisory fee equal to an annual rate of .45% of the average daily net asset value of the Conseco Fixed Income Fund, .85% of the average daily net asset value of the Conseco Convertible Securities Fund and .70% of the average daily net asset value of the Conseco High Yield, Conseco Balanced, Conseco Equity and Conseco 20 Funds. The Advisor has agreed to reduce its advisory fee to .40%,
 .60%, and .75% of the average daily net assets of the Conseco Fixed Income, Conseco High Yield, and Conseco Convertible Securities Funds, respectively, until April 30, 1999. The Advisor also manages other registered investment companies and the invested assets of its parent company, Conseco, which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to Conseco and affiliates. The Advisor has voluntarily agreed to waive its investment advisory fee and/or reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis exceeds the following:

       FUND                           CLASS A   CLASS B  CLASS C CLASS Y
      ------                          -------   -------  ------- -------
Conseco Fixed Income                    1.25%     1.60%    1.60%    .60%
Conseco High Yield                      1.40%     1.90%    1.90%    .90%
Conseco Convertible Securities          1.55%     2.05%    2.05%   1.05%
Conseco Balanced                        1.50%     2.00%    2.00%   1.00%
Conseco Equity                          1.50%     2.00%    2.00%   1.00%
Conseco 20                              1.75%     2.25%    2.25%   1.25%

The Advisor may discontinue these limits at any time after April 30, 1999.

ADMINISTRATION AGREEMENT
   Conseco Services, LLC (the "Administrator"), a wholly owned subsidiary of Conseco, supervises the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervises the maintenance of books and records of the Funds and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.20% of the average daily net assets of each Fund. The Administrator has voluntarily agreed to waive its fees and/or reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis exceeds the expense limitations as stated above for the investment advisory agreements. The Administrator may discontinue these limits at any time after April 30, 1999. The following summarizes the total fees incurred for such services for the year ended December 31, 1998, except for the Conseco Convertible Securities Fund which is for the period from commencement of operations (September 28, 1998) through December 31, 1998:

         FUND                                       AMOUNT
         -----                                    -----------
    Conseco Fixed Income                          $ 65,007
    Conseco High Yield                              41,707
    Conseco Convertible Securities                  13,055
    Conseco Balanced                                47,477
    Conseco Equity                                 152,515
    Conseco 20                                      47,614

DISTRIBUTION ARRANGEMENTS
   Conseco Equity Sales, Inc. (the "Distributor"), a wholly owned subsidiary of Conseco, serves as the principal underwriter for each Fund pursuant to an
Underwriting Agreement, initially approved by the Board of Trustees. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and are sold by selected brokers, dealers and other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of Prospectuses for sales purposes, as well, as any advertising or sales literature.
   The Trust has adopted distribution and service plans (the "Plans"), dated March 28, 1997 for Class A shares for the Conseco Fixed Income, Conseco Balanced and Conseco Equity Funds and December 31, 1997 for Class B and Class C shares for the Conseco Fixed Income, Conseco Balanced and Conseco Equity Funds and
Class A, Class B and Class C shares for the Conseco High Yield, Conseco Convertible Securities and Conseco 20 Funds in accordance with the

================================================================================

                                DECEMBER 31, 1998




requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges. Pursuant to the Plans, a Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Class A, Class B and Class C shares of the Fund and for account maintenance provided to existing Class A, Class B and Class C shareholders. The Conseco Fixed Income Fund's Plan authorizes payments to the Distributor up to 0.65%, and the Conseco High Yield, Conseco Convertible Securities, Conseco Balanced, Conseco Equity, and Conseco 20 Fund's Plan up to .50%, annually of each Fund's average daily net assets attributable to its Class A shares. Class B and Class C share's Plan authorizes payments to the Distributor up to 1.00% annually for each Fund's average daily net assets attributable to their respective class. The Plans provide for periodic payments by the Distributor to brokers, dealers and financial intermediaries for providing shareholder services to accounts that hold Class A, Class B and Class C shares and for promotional and other sales related costs. The Distributor has voluntarily agreed to waive its fees and/or reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis exceeds the expense limitations as stated above for the investment advisory agreements. The Distributor may discontinue these limits at any time after April 30, 1999. The following summarizes the total fees incurred for such services for Class A, Class B, and Class C shares for the year ended December 31, 1998, except for the Conseco Convertible Securities Fund which is for the period from commencement of operations (September 28, 1998) through December 31, 1998:

         FUND                                       AMOUNT
         -----                                    -----------
    Conseco Fixed Income                          $119,272
    Conseco High Yield                             125,878
    Conseco Convertible Securities                  32,638
    Conseco Balanced                                88,823
    Conseco Equity                                  93,453
    Conseco 20                                     138,100

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998






4.  INVESTMENT TRANSACTIONS
Cost basis, gross unrealized appreciation and depreciation of investments at December 31, 1998 and 1997 for federal income tax purposes are shown below:


                                                     CONSECO               CONSECO         CONSECO               CONSECO
                                                  FIXED INCOME           HIGH YIELD      CONVERTIBLE            BALANCED
                                                      FUND                  FUND       SECURITIES FUND            FUND
                                    -------------------------------------------------------------------------------------------
                                                                                        PERIOD ENDED
                                              1998             1997         1998           1998(a)        1998          1997
                                        ---------------  ------------    -----------   ------------    -----------   -----------
Cost basis ............................. $47,908,582      $20,746,520    $44,435,446    $24,581,078    $29,263,568   $12,793,791
---------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ..........    $599,257         $473,266      $ 485,138     $2,835,825     $3,329,856      $947,785
Gross unrealized depreciation ..........    (336,952)        (177,255)    (1,712,302)      (291,428)      (791,451)     (390,561)
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)  $262,305         $296,011    ($1,227,164)    $2,544,397     $2,538,405      $557,224
=================================================================================================================================


                                                     CONSECO                CONSECO
                                                     EQUITY                   20
                                                      FUND                   FUND
                                        ----------------------------------------------
                                             1998             1997            1998
                                         -----------      -----------    -------------
Cost basis.............................. $73,228,683      $62,116,012    $37,556,123
--------------------------------------------------------------------------------------
Gross unrealized appreciation .......... $16,752,897       $6,855,043     $7,802,791
Gross unrealized depreciation ..........  (1,512,908)      (2,133,041)      (332,670)
---------------------------------------------------------------------------------------
Net unrealized appreciation ............ $15,239,989       $4,722,002     $7,470,121
=======================================================================================

     The aggregate cost of purchases and the aggregate proceeds from sales of investments for the year ended December 31, 1998 are shown below:

                                                                  CONSECO          CONSECO           CONSECO            CONSECO
                                                               FIXED INCOME      HIGH YIELD        CONVERTIBLE         BALANCED
                                                                   FUND             FUND         SECURITIES FUND         FUND
                                                              --------------    ------------    -----------------     -----------
                                                                                                  PERIOD ENDED
                                                                   1998             1998             1998(a)             1998
                                                              --------------    ------------    -----------------     -----------
Purchases:
  Investments, excluding U.S. government securities and
    short-term investments ................................   $95,176,143      $127,929,098       $26,676,638        $74,768,890
  U.S. government securities ..............................    52,478,656         3,059,531                --         13,791,818
Sales:
  Investments, excluding U.S. government securities and
    short-term investments.................................   $74,995,317       $84,609,489        $2,161,993        $62,373,903
U.S. government securities ................................    48,355,142         3,054,883                --         10,668,406


                                                                  CONSECO          CONSECO
                                                                  EQUITY             20
                                                                   FUND             FUND
                                                                ----------       -----------
                                                                   1998             1998
                                                                -----------      -----------
Purchases:
  Investments, excluding U.S. government securities and
    short-term investments ................................  $253,621,687      $127,475,186
  U.S. government securities ..............................            --                --
Sales:
  Investments, excluding U.S. government securities and
    short-term investments.................................  $243,889,615       $92,918,753
U.S. government securities ................................            --                --

----------------
(a) For the period from commencement of operations (September 28, 1998) through December 31, 1998.

================================================================================

                                DECEMBER 31, 1998



5. FEDERAL INCOME TAXES (UNAUDITED)
   As of December 31, 1998, the following Funds have capital loss carryforwards available to offset capital gains in the future, if any:

                                              AMOUNT            EXPIRES
                                            -----------      -------------
Conseco High Yield.....................    $ 687,761             2006
Conseco Balanced.......................      647,689             2006
Conseco 20.............................    1,197,867             2006

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================


                              FINANCIAL HIGHLIGHTS
                                DECEMBER 31, 1998

                                                      CONSECO               CONSECO        CONSECO               CONSECO
                                                   FIXED INCOME         HIGH YIELD       CONVERTIBLE            BALANCED
                                                       FUND                FUND        SECURITIES FUND            FUND
                                           ---------------------------- -----------   -------------------------------------------
                                                                                           FOR THE
                                                                                         PERIOD FROM
                                                                                        COMMENCEMENT
                                                                                        OF OPERATIONS
                                                                                    (SEPTEMBER 28, 1998)
                                                    YEAR ENDED          YEAR ENDED         THROUGH             YEAR ENDED
CLASS A SHARES                                       1998         1997        1998       DECEMBER 31, 1998     1998        1997
                                                  ----------   ---------    -------- ----------------------- ---------  ----------
Net asset value per share, beginning of period      $10.13      $10.00       $10.00          $10.00          $10.73        $10.00
Income from investment operations (a):
  Net investment income (loss) ........               0.55        0.66         0.76            0.10            0.30          0.28
  Net realized gains (losses) and change in
    unrealized appreciation (depreciation)
    on investments ....................               0.20        0.18        (0.10)           1.00            1.03          1.43
----------------------------------------------------------------------------------------------------------------------------------
    Total income from investment operations           0.75        0.84         0.66            1.10            1.33          1.71
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income               (0.55)      (0.58)       (0.66)          (0.10)          (0.24)        (0.27)
  Distribution of net capital gains ...              (0.12)      (0.13)          --              --           (0.13)        (0.71)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions ...................              (0.67)      (0.71)       (0.66)          (0.10)          (0.37)        (0.98)
----------------------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period        $10.21      $10.13       $10.00          $11.00          $11.69        $10.73
===================================================================================================================================

Total return (b) (c) ..................               7.57%       8.66%        6.56%          11.04%(d)       12.45%        17.19%
===================================================================================================================================
Ratios/supplemental data:
  Net assets (dollars in thousands), end of
   period                                          $30,684        $153      $28,199         $27,611         $26,064        $1,076
  Ratio of expenses to average net assets (b)        1.25%        1.25%        1.40%           1.55%           1.50%         1.50%
  Ratio of net investment income (loss)
    to average net assets (annualized) (b)           5.28%        5.51%        7.76%           3.80%           2.66%        2.50%


----------------
(a)   Per share  amounts  presented  are based on an average  of monthly  shares
      outstanding   throughout   the  periods   indicated.
(b) The Advisor, Administrator and Distributor have voluntarily agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.25% for the Conseco Fixed Income, 1.40% for the Conseco High Yield, 1.55% for the Conseco Convertible Securities, 1.50% for the Conseco Balanced and Conseco Equity and 1.75% for the Conseco 20 Funds. These limits may be discontinued by the Advisor, Administrator and Distributor at any time after April 30, 1999. If the aforementioned agreements had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 1.94% for the Conseco Fixed Income, 2.12% for the Conseco High Yield, 2.12% for the Conseco Convertible Securities, 2.26% for the Conseco Balanced, 2.10% for the Conseco Equity and 2.15% for the Conseco 20 Funds. If the aforementioned agreements had not been in effect for the year ended December 31, 1997, the annualized ratio of expenses to average net assets would have been 13.67 % for the Conseco Fixed Income,
      12.44 % for the Conseco Balanced and 4.85 % for the Conseco Equity Funds.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d)   Not annualized

================================================================================

                                DECEMBER 31, 1998

                                                                              CONSECO                     CONSECO
                                                                               EQUITY                        20
                                                                                FUND                        FUND
                                                                   ----------------------------         -----------
                                                                             YEAR ENDED                  YEAR ENDED
CLASS A SHARES                                                        1998              1997               1998
                                                                   -----------      -----------         -----------
Net asset value per share, beginning of period ...................   $11.07             $10.00            $10.00
Income from investment operations (a):
  Net investment income (loss) ...................................       --              (0.04)            (0.02)
  Net realized gains (losses) and change in
    unrealized appreciation (depreciation)
    on investments ...............................................     1.79               2.33              2.82
-----------------------------------------------------------------------------------------------------------------------
    Total income from investment operations ......................     1.79               2.29              2.80
-----------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income ...........................    (0.01)                --                --
  Distribution of net capital gains ..............................    (0.30)             (1.22)               --
-----------------------------------------------------------------------------------------------------------------------
Total distributions ..............................................    (0.31)             (1.22)               --
-----------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period .....................   $12.55             $11.07            $12.80
=======================================================================================================================

Total return (b) (c) .............................................    16.11%             22.90%            28.00%
=======================================================================================================================
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period................  $26,203             $4,877           $33,845
  Ratio of expenses to average net assets (b) ....................     1.50%              1.50%             1.75%
  Ratio of net investment income (loss)
    to average net assets (annualized) (b) .......................       --              (0.35%)           (0.22%)

------------
(a)   Per share  amounts  presented  are based on an average  of monthly  shares
      outstanding   throughout   the  periods   indicated.
(b) The Advisor, Administrator and Distributor have voluntarily agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.25% for the Conseco Fixed Income, 1.40% for the Conseco High Yield, 1.55% for the Conseco Convertible Securities, 1.50% for the Conseco Balanced and Conseco Equity and 1.75% for the Conseco 20 Funds. These limits may be discontinued by the Advisor, Administrator and Distributor at any time after April 30, 1999. If the aforementioned agreements had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 1.94% for the Conseco Fixed Income, 2.12% for the Conseco High Yield, 2.12% for the Conseco Convertible Securities, 2.26% for the Conseco Balanced, 2.10% for the Conseco Equity and 2.15% for the Conseco 20 Funds. If the aforementioned agreements had not been in effect for the year ended December 31, 1997, the annualized ratio of expenses to average net assets would have been 13.67 % for the Conseco Fixed Income,
      12.44 % for the Conseco Balanced and 4.85 % for the Conseco Equity Funds.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d)   Not annualized

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================

                       FINANCIAL HIGHLIGHTS -- (CONTINUED)
                                DECEMBER 31, 1998



                                                             CONSECO            CONSECO            CONSECO            CONSECO
                                                           FIXED INCOME        HIGH YIELD         CONVERTIBLE         BALANCED
                                                               FUND               FUND          SECURITIES FUND         FUND
                                                           -------------    ---------------   -------------------- --------------
                                                  FOR THE PERIOD FROM  FOR THE PERIOD FROM  FOR THE PERIOD  FROM FOR THE PERIOD FROM
                                                      COMMENCEMENT       COMMENCEMENT          COMMENCEMENT       COMMENCEMENT
                                                     OF OPERATIONS      OF OPERATIONS         OF OPERATIONS      OF OPERATIONS
                                                    (MARCH 20, 1998) (FEBRUARY 19, 1998)  (SEPTEMBER 28, 1998) (FEBRUARY 10, 1998)
                                                        THROUGH            THROUGH              THROUGH             THROUGH
CLASS B SHARES                                     DECEMBER 31, 1998  DECEMBER 31, 1998    DECEMBER 31, 1998    DECEMBER 31, 1998
                                                   ----------------- ------------------   --------------------  -------------------
Net asset value per share, beginning of period ...        $10.24            $10.44              $10.00             $11.20
Income from investment operations (a):
  Net investment income (loss) ...................          0.36              0.60                0.08               0.19
  Net realized gains (losses) and change in
    unrealized appreciation (depreciation)
    on investments................................          0.14             (0.48)               1.00               0.57
----------------------------------------------------------------------------------------------------------------------------------
    Total income from investment operations .....           0.50              0.12                1.08               0.76
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income ..........          (0.45)            (0.59)              (0.08)             (0.22)
  Distribution of net capital gains .............          (0.10)               --                  --              (0.13)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions .............................          (0.55)            (0.59)              (0.08)             (0.35)
    Net asset value per share, end of period ....         $10.19             $9.97              $11.00             $11.61
==================================================================================================================================

Total return (b) (c) (d) ........................           4.97%             1.12%              10.89%              6.83%
==================================================================================================================================
Ratios/supplemental data:
  Net assets (dollars in thousands), end of
    period ......................................         $2,619           $11,271                  $1             $1,301
  Ratio of expenses to average net assets (b) ...           1.60%             1.90%               2.05%              2.00%
  Ratio of net investment income (loss)
   to average net assets (annualized) (b) ......            4.83%             7.27%               3.02%              2.09%

--------------------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) The Advisor, Administrator and Distributor have voluntarily agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.60% for the Conseco Fixed Income, 1.90% for the Conseco High Yield, 2.05% for the Conseco Convertible Securities, 2.00% for the Conseco Balanced and Conseco Equity and 2.25% for the Conseco 20 Funds. These limits may be discontinued by the Advisor, Administrator and Distributor at any time after April 30, 1999. If the aforementioned agreements had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 2.77% for the Conseco Fixed Income, 2.75% for the Conseco High Yield, 154.76% for the Conseco Convertible Securities, 3.93% for the Conseco Balanced, 4.85% for the Conseco Equity and 2.73% for the Conseco 20 Funds.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d)   Not annualized.

================================================================================

                                DECEMBER 31, 1998


                                                                                CONSECO                 CONSECO
                                                                                 EQUITY                   20
                                                                                  FUND                   FUND
                                                                         ----------------------- --------------------
                                                                           FOR THE PERIOD FROM    FOR THE PERIOD FROM
                                                                              COMMENCEMENT           COMMENCEMENT
                                                                              OF OPERATIONS          OF OPERATIONS
                                                                           (JANUARY 28, 1998)     (FEBRUARY 18, 1998)
                                                                                 THROUGH                THROUGH
CLASS B SHARES                                                              DECEMBER 31, 1998      DECEMBER 31, 1998
                                                                         ----------------------  ----------------------
Net asset value per share, beginning of period ..........................        $11.09                 $11.21
Income from investment operations (a):
  Net investment income (loss) ..........................................         (0.06)                 (0.07)
  Net realized gains (losses) and change in
    unrealized appreciation (depreciation)
    on investments.......................................................          1.75                   1.57
-----------------------------------------------------------------------------------------------------------------------
      Total income from investment operations ...........................          1.69                   1.50
-----------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income ..................................         (0.01)                    --
  Distribution of net capital gains .....................................         (0.30)                    --
-----------------------------------------------------------------------------------------------------------------------
Total distributions .....................................................         (0.31)                    --
-----------------------------------------------------------------------------------------------------------------------
      Net asset value per share, end of period ..........................        $12.47                 $12.71
=======================================================================================================================

Total return (b) (c) (d) ................................................         15.20%                 13.38%
=======================================================================================================================

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period ......................        $1,634                 $7,270
  Ratio of expenses to average net assets (b) ...........................          2.00%                  2.25%
  Ratio of net investment income (loss)
    to average net assets (annualized) (b) ..............................         (0.60%)                (0.78%)

--------------------
(a)   Per share  amounts  presented  are based on an average  of monthly  shares
      outstanding   throughout   the  periods   indicated.
(b) The Advisor, Administrator and Distributor have voluntarily agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.60% for the Conseco Fixed Income, 1.90% for the Conseco High Yield, 2.05% for the Conseco Convertible Securities, 2.00% for the Conseco Balanced and Conseco Equity and 2.25% for the Conseco 20 Funds. These limits may be discontinued by the Advisor, Administrator and Distributor at any time after April 30, 1999. If the aforementioned agreements had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 2.77% for the Conseco Fixed Income, 2.75% for the Conseco High Yield, 154.76% for the Conseco Convertible Securities, 3.93% for the Conseco Balanced, 4.85% for the Conseco Equity and 2.73% for the Conseco 20 Funds.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included. (d) Not annualized.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================

                       FINANCIAL HIGHLIGHTS -- (CONTINUED)
                                DECEMBER 31, 1998

                                                        CONSECO           CONSECO              CONSECO                CONSECO
                                                      FIXED INCOME        HIGH YIELD          CONVERTIBLE            BALANCED
                                                          FUND               FUND           SECURITIES FUND            FUND
                                                   ------------------  -------------------  ------------------  -------------------
                                                  FOR THE PERIOD FROM  FOR THE PERIOD FROM  FOR THE PERIOD FROM  FOR THE PERIOD FROM
                                                      COMMENCEMENT         COMMENCEMENT         COMMENCEMENT       COMMENCEMENT
                                                     OF OPERATIONS         OF OPERATIONS       OF OPERATIONS      OF OPERATIONS
                                                    (MARCH 5, 1998)    (FEBRUARY 19, 1998) (SEPTEMBER 28, 1998) (FEBRUARY 13, 1998)
                                                        THROUGH            THROUGH               THROUGH            THROUGH
CLASS C SHARES                                     DECEMBER 31, 1998    DECEMBER 31, 1998    DECEMBER 31, 1998  DECEMBER 31, 1998
                                                   -----------------    -----------------   ------------------- --------------------
Net asset value per share, beginning of period ........ $10.13                $10.44             $10.00             $11.31
Income from investment operations (a):
  Net investment income (loss) ........................   0.38                  0.59               0.08               0.20
  Net realized gains (losses) and change in
    unrealized appreciation (depreciation)
    on investments.....................................   0.26                 (0.50)              1.00               0.48
----------------------------------------------------------------------------------------------------------------------------------
    Total income from investment operations ...........   0.64                  0.09               1.08               0.68
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income ................  (0.44)                (0.58)             (0.08)             (0.20)
  Distribution of net capital gains ...................  (0.10)                   --                 --              (0.13)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions ...................................  (0.54)                (0.58)             (0.08)             (0.33)
----------------------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period .......... $10.23                 $9.95             $11.00             $11.66
----------------------------------------------------------------------------------------------------------------------------------

Total return (b) (c) (d) ..............................   6.44%                 0.88%             10.89%              6.10%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period ....   $539                $3,685                 $1             $1,197
  Ratio of expenses to average net assets (b) .........   1.60%                 1.90%              2.05%              2.00%
  Ratio of net investment income (loss)
    to average net assets (annualized) (b) ............   4.98%                 7.22%              3.02%              2.08%

--------------------
(a)   Per share  amounts  presented  are based on an average  of monthly  shares
      outstanding   throughout   the  periods   indicated.
(b) The Advisor, Administrator and Distributor have voluntarily agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.60% for the Conseco Fixed Income, 1.90% for the Conseco High Yield, 2.05% for the Conseco Convertible Securities, 2.00% for the Conseco Balanced and Conseco Equity and 2.25% for the Conseco 20 Funds. These limits may be discontinued by the Advisor, Administrator and Distributor at any time after April 30, 1999. If the aforementioned agreements had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 5.91% for the Conseco Fixed Income, 3.03% for the Conseco High Yield, 154.76% for the Conseco Convertible Securities, 3.40% for the Conseco Balanced, 8.51% for the Conseco Equity and 2.72% for the Conseco 20 Funds.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d)   Not annualized.

================================================================================

                                DECEMBER 31, 1998


                                                                               CONSECO                 CONSECO
                                                                                EQUITY                    20
                                                                                 FUND                    FUND
                                                                        ---------------------    -------------------
                                                                          FOR THE PERIOD FROM    FOR THE PERIOD FROM
                                                                             COMMENCEMENT           COMMENCEMENT
                                                                             OF OPERATIONS          OF OPERATIONS
                                                                          (FEBRUARY 19, 1998)     (MARCH 10, 1998)
                                                                                THROUGH               THROUGH
CLASS C SHARES                                                             DECEMBER 31, 1998      DECEMBER 31, 1998
                                                                        ---------------------   --------------------
Net asset value per share, beginning of period .........................        $11.98                $11.82
Income from investment operations (a):
  Net investment income (loss) .........................................         (0.06)                (0.07)
  Net realized gains (losses) and change in
    unrealized appreciation (depreciation)
    on investments......................................................          0.93                  1.00
--------------------------------------------------------------------------------------------------------------------
      Total income from investment operations ..........................          0.87                  0.93
--------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income .................................         (0.01)                   --
  Distribution of net capital gains ....................................         (0.30)                   --
--------------------------------------------------------------------------------------------------------------------
Total distributions ....................................................         (0.31)                   --
--------------------------------------------------------------------------------------------------------------------
      Net asset value per share, end of period .........................        $12.54                $12.75
====================================================================================================================

Total return (b) (c) (d) ...............................................          7.21%                 7.87%
====================================================================================================================
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period .....................          $616                $2,982
  Ratio of expenses to average net assets (b) ..........................          2.00%                 2.25%
  Ratio of net investment income (loss)
    to average net assets (annualized) (b) .............................         (0.68%)               (0.81%)

--------------------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated. (b) The Advisor, Administrator and Distributor have voluntarily agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.60% for the Conseco Fixed Income, 1.90% for the Conseco High Yield, 2.05% for the Conseco Convertible Securities, 2.00% for the Conseco Balanced and Conseco Equity and 2.25% for the Conseco 20 Funds. These limits may be discontinued by the Advisor, Administrator and Distributor at any time after April 30, 1999. If the aforementioned agreements had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 5.91% for the Conseco Fixed Income, 3.03% for the Conseco High Yield, 154.76% for the Conseco Convertible Securities, 3.40% for the Conseco Balanced, 8.51% for the Conseco Equity and 2.72% for the Conseco 20 Funds.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included. (d) Not annualized.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================

                       FINANCIAL HIGHLIGHTS -- (CONTINUED)
                                DECEMBER 31, 1998


                                                     CONSECO               CONSECO            CONSECO               CONSECO
                                                  FIXED INCOME           HIGH YIELD         CONVERTIBLE            BALANCED
                                                      FUND                  FUND          SECURITIES FUND            FUND
                                                  ------------          -----------     ----------------          ---------
                                                                           FOR THE            FOR THE
                                                                         PERIOD FROM        PERIOD FROM
                                                                        COMMENCEMENT       COMMENCEMENT
                                                                        OF OPERATIONS      OF OPERATIONS
                                                                       (MARCH 2, 1998)  (SEPTEMBER 28, 1998)
                                                      YEAR ENDED          THROUGH             THROUGH               YEAR ENDED
CLASS Y SHARES                                     1998        1997   DECEMBER 31, 1998   DECEMBER 31, 1998     1998         1997
                                                  ------      -----   -----------------  -------------------   ------      -------
Net asset value per share, beginning of period    $10.15      $10.00         $10.49            $10.00          $10.78       $10.00
Income from investment operations (a):
  Net investment income  ..............             0.65        0.68           0.62              0.11            0.32         0.19
  Net realized gains (losses) and change in
    unrealized appreciation (depreciation)
    on investments ....................             0.17        0.21          (0.48)             1.00            1.06         1.58
-----------------------------------------------------------------------------------------------------------------------------------
    Total income from investment operations         0.82        0.89           0.14              1.11            1.38         1.77
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income             (0.60)      (0.61)         (0.61)            (0.11)          (0.28)       (0.28)
  Distribution of net capital gains ...            (0.12)      (0.13)            --                --           (0.13)       (0.71)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions ...................            (0.72)      (0.74)         (0.61)            (0.11)          (0.41)       (0.99)
-----------------------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period      $10.25      $10.15         $10.02            $11.00          $11.75       $10.78
-----------------------------------------------------------------------------------------------------------------------------------

Total return (b) (c) ..................             8.32%       9.18%          1.36%(c)         11.17%(c)       12.90%       17.87%

Ratios/supplemental data:
  Net assets (dollars in thousands), end of
    period                                       $14,403     $21,876         $1,237                $1          $4,138      $12,037
  Ratio of expenses to average net assets (b)       0.60%       0.60%          0.90%             1.05%           1.00%        1.00%
  Ratio of net investment income (loss)
    to average net assets (annualized) (b)          6.26%       6.28%          7.66%             3.87%           2.67%        2.76%

--------------------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.

(b) The Advisor and Administrator have voluntarily agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis .60% for the Conseco Fixed Income, .90% for the Conseco High Yield, 1.05% for the Conseco Convertible Securities, 1.00% for the Conseco Balanced and Conseco Equity and 1.25% for the Conseco 20 Funds. These limits may be discontinued by the Advisor and Administrator at any time after April 30, 1999. If the forementioned agreements had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 1.46% for the Conseco Fixed Income, 3.24% for the Conseco High Yield, 149.31% for the Conseco Convertible Securities, 2.19% for the Conseco Balanced, 1.42% for the Conseco Equity and 3.77% for the Conseco 20 Funds. If the aforementioned, agreements had not been in effect for the year ended December 31, 1997, the annualized ratio of expense to average net assets would have been 1.44% for Conseco Fixed Income, 2.14% for the Conseco Balanced and 1.24% for the Conseco Equity Funds.
(c)   Not annualized.

================================================================================

                                DECEMBER 31, 1998


                                                                        CONSECO                         CONSECO
                                                                         EQUITY                            20
                                                                          FUND                            FUND
                                                                -----------------------------          -----------
                                                                                                         FOR THE
                                                                                                       PERIOD FROM
                                                                                                     COMMENCEMENT OF
                                                                                                       OPERATIONS
                                                                                                     (APRIL 6, 1998)
                                                                       YEAR ENDED                        THROUGH
CLASS Y SHARES                                                      1998       1997                DECEMBER 31, 1998
                                                                  --------   --------              -------------------
Net asset value per share, beginning of period .................   $11.13      $10.00                    $12.33
Income from investment operations (a):
  Net investment income (loss) .................................     0.05          --                      0.04
  Net realized gains (losses) and change in
    unrealized appreciation (depreciation)
    on investments .............................................     1.83        2.35                      0.31
----------------------------------------------------------------------------------------------------------------------
    Total income from investment operations ....................     1.88        2.35                      0.35
----------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income .........................    (0.04)         --                        --
  Distribution of net capital gains ............................    (0.30)      (1.22)                       --
----------------------------------------------------------------------------------------------------------------------
Total distributions ............................................    (0.34)      (1.22)                       --
----------------------------------------------------------------------------------------------------------------------
    Net asset value per share, end of period ...................   $12.67      $11.13                    $12.68
======================================================================================================================
Total return (b) (c) ...........................................    16.82%      23.50%                     2.84%(c)
======================================================================================================================
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.............. $60,816      $60,334                      $172
  Ratio of expenses to average net assets (b) ..................    1.00%        1.00%                     1.25%
  Ratio of net investment income (loss)
    to average net assets (annualized) (b) .....................    0.40%        0.03%                     0.62%

--------------------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
 (b) The Advisor and Administrator have voluntarily agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis .60% for the Conseco Fixed Income, .90% for the Conseco High Yield, 1.05% for the Conseco Convertible Securities, 1.00% for the Conseco Balanced and Conseco Equity and 1.25% for the Conseco 20 Funds. These limits may be discontinued by the Advisor and Administrator at any time after April 30, 1999. If the aforementioned agreements had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 1.46% for the Conseco Fixed Income, 3.24% for the Conseco High Yield, 149.31% for the Conseco Convertible Securities, 2.19% for the Conseco Balanced, 1.42% for the Conseco Equity and 3.77% for the Conseco 20 Funds. If the aforementioned agreements had not been in effect for the year ended December 31, 1997, the annualized ratio of expense to average net assets would have been 1.44 % for the Conseco Fixed Income, 2.14 % for the Conseco Balanced and 1.24 % for the Conseco Equity Funds.
(c)   Not Annualized.

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
================================================================================

                       FINANCIAL HIGHLIGHTS -- (CONTINUED)
                                DECEMBER 31, 1998




                                                    CONSECO                CONSECO         CONSECO              CONSECO
                                                  FIXED INCOME            HIGH YIELD      CONVERTIBLE           BALANCED
                                                      FUND                   FUND       SECURITIES FUND           FUND
                                          --------------------------     ------------   ---------------   ----------------------
                                                   YEAR ENDED             YEAR ENDED     PERIOD ENDED           YEAR ENDED
                                             1998             1997            1998          1998(A)        1998            1997
                                          ---------         --------      -----------    --------------  --------       ---------
Supplemental date for all classes:
Net assets (dollars in thousands),
  end of period ........................    $48,245          $22,029        $44,392        $27,614        $32,700       $13,113
Portfolio turnover rate ................     420.83%          367.82%        432.08%         12.95%        341.20%       506.64%
                                                                                     CONSECO                       CONSECO
                                                                                     EQUITY                           20
                                                                                      FUND                           FUND
                                                                         -------------------------------        --------------
                                                                                   YEAR ENDED                     YEAR ENDED
                                                                             1998              1997                   1998
                                                                         -----------       -------------        ---------------
Supplemental date for all classes:
Net assets (dollars in thousands),
  end of period ......................................................     $89,270           $65,211                 $44,269
Portfolio turnover rate ..............................................      350.13%           199.12%                 411.71%

--------------------
(a) For the period from commencement of operations (September 28, 1998) through December 31, 1998.

--------------------------------------------------------------------------------
Report of Independent Accountants


To The Board of Directors and Shareholders of the
Conseco Fund Group

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conseco Fixed Income Fund, Conseco High Yield Fund, Conseco Convertible Securities Fund, Conseco Balanced Fund, Conseco Equity Fund, and Conseco 20 Fund (six of the portfolios constituting the Conseco Fund Group, hereafter referred to as the "Fund") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




[GRAPHIC OMITTED]
Indianapolis, Indiana
February 26, 1999

                                                              CONSECO FUND GROUP
                                                              1998 ANNUAL REPORT
--------------------------------------------------------------------------------

BOARD OF TRUSTEES


WILLIAM P. DAVES, JR.                                         MAXWELL E. BUBLITZ, CFA
CHAIRMAN OF THE BOARD                                         PRESIDENT
Consultant to the insurance                                   President, Conseco Capital Management, Inc.
and healthcare industries.                                    Executive VP, Conseco, Inc.
Director, President and CEO, FFG Insurance Co.


GREGORY J. HAHN, CFA                                          HAROLD W. HARTLEY, CFA (RET.)
Senior VP, Portfolio Analytics                                Former Executive VP, Tenneco Financial Services
Conseco Capital Management, Inc.                              Former Director, Ennis Business Forms, Inc.


DR. R. JAN LECROY (RET.)                                      DR. JESSE H. PARRISH
Former Director, Southwest Securities Group, Inc.             Higher education consultant.
Former President, Dallas Citizens Council                     Former President, Midland College


DAVID N. WALTHALL
President, Chief Executive Officer and Director,
Lyrick Corporation




INVESTMENT ADVISOR                                            DISTRIBUTOR

     CONSECO CAPITAL MANAGEMENT, INC.                             CONSECO EQUITY SALES, INC.
     Carmel, IN                                                   Carmel, IN


TRANSFER AGENT                                                CUSTODIAN

     STATE STREET BANK & TRUST CO.                                THE BANK OF NEW YORK
     Boston, MA                                                   New York, NY


INDEPENDENT PUBLIC ACCOUNTANT                                 LEGAL COUNSEL

     PRICEWATERHOUSECOOPERS, LLP                                  KIRKPATRICK & LOCKHART, LLP
     Indianapolis, IN                                             Washington, DC


                               CONSECO FUND GROUP
                11825 North Pennsylvania Street, Carmel, IN 46032
                                  800-986-3384
                              WWW.CONSECOFUNDS.COM
CFG-2-2/99